UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03342

Sit Mid Cap Growth Fund, Inc.

(Exact name of registrant as specified in charter)

80 South Eighth Street 3300 IDS Center Minneapolis, MN 55402

(Address of principal executive offices)

Paul E. Rasmussen, VP Treasurer Sit Mutual Funds, Inc. 80 South Eighth Street 3300 IDS Center Minneapolis, MN 55402

(Name and address of agent for service)

Copy to: Mike Radmer, Esq. Dorsey & Whitney Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498

Registrant’s telephone number, including area code: (612) 334-5888

Date of fiscal year end: June 30, 2011

Date of reporting period: December 31, 2010

Item 1: Reports to Stockholders

Semi-Annual Report
December 31, 2010

Balanced Fund

Dividend Growth Fund

Global Dividend Growth Fund

Large Cap Growth Fund

Mid Cap Growth Fund

Small Cap Growth Fund

International Growth Fund

Developing Markets Growth Fund

Sit Mutual Funds

Sit Mutual Funds STOCK FUNDS SEMI-ANNUAL REPORT TABLE OF CONTENTS

This document must be preceded or accompanied by a Prospectus.

CHAIRMAN’S LETTER

Six Months Ended December 31, 2010

Dear Fellow Shareholders:

After a brief setback during the middle of 2010, equity markets rallied to close the year strong. Stimulative fiscal and monetary actions taken by policymakers throughout the world continue to have a positive economic impact, although signs of fiscal stress continue to emerge. While higher stock valuations and economic challenges may limit significant upside potential, we believe stock prices can climb higher in 2011.

After a weak second quarter (as measured by Gross Domestic Product, or GDP), the U.S. economy picked up speed during the second half of 2010. Real GDP growth for the third quarter was +2.6%, and we estimate growth of 3.0% for the final quarter. Consumer spending, which accounts for nearly 70% of the calculation, remains surprisingly strong. In addition, inventories continue to be on the rebound, and government spending remains strong. Manufacturing activity has been very solid, as December marked the 17th consecutive month of expansion, according to the Institute for Supply Management. While government transfer payments have helped keep consumer spending elevated, it is clear that future growth in the economy will be heavily dependent on an improvement in labor market conditions. The data on employment has been volatile in recent months, but hiring appears to be generally in an uptrend. While the December Bureau of Labor Statistics employment report (+103,000 jobs added) was below expectations, both the ADP National Employment Survey (+297,000) and the Household Survey (also +297,000) showed stronger gains. This slow and steady improvement in job creation is one factor behind our slightly increased forecast for economic growth in the months ahead. We now project economic growth of +2.8% for 2011, after similar growth in 2010.

In terms of monetary policy, the Federal Reserve’s plan to purchase $600 billion of long-term Treasuries by the end of June 2011 was a key factor behind the rally in stocks. Despite a recent reacceleration in economic data, it is clear that the Fed’s “QE2” plan is to ward off lingering fears of deflation and to keep the recovery on track until employment returns to a solid uptrend. While aggressive Fed policies could potentially lead to higher inflation down the road, it is unlikely to occur in the near term, as high unemployment has created significant economic slack. Fed Chairman Ben Bernanke recently stated his belief that inflation was expected to be at “historically low levels for some time.” In other words, historically low short-term interest rates will persist in 2011.

Despite increasing concern among the general population and rhetoric in Washington, fiscal policy challenges persist and solutions (and, more importantly, actions) to remedy both short-term and long-term deficits are elusive. The budget deficit for the fiscal year ending September 30, 2010 was $1.3 trillion, compared to the $1.4 trillion shortfall in 2009. These are the two largest deficits in U.S. history. And, while the recently-passed $858 billion tax-cut extension will boost economic growth, it makes the deficit outlook even more daunting. Republicans and Democrats disagree on spending and the appropriate size of government, so differences are already manifesting themselves in budget battles. The debate over raising the “debt ceiling” above $14.3 trillion is now underway.

Equity Strategy

The second-half equity rally was fueled by better-than-expected earnings, generally favorable economic data, optimism about quantitative easing by the Federal Reserve, and passage of an $858 billion tax extension late in the year.

As we begin 2011, we remain generally optimistic on the outlook for stocks, although we believe the market might be due for at least a pause. This is because investor sentiment has turned very bullish, corporate earnings have already rebounded (with tougher comparisons ahead), and valuations have moved steadily higher since the market lows in early 2009. Despite some near-term caution, there is clearly a case to be made for higher stock prices by the end of 2011. First, corporate earnings should continue to move higher, as the U.S. economy is showing signs of acceleration and multinationals benefit from strong growth in emerging economies. Second, corporate balance sheets are the strongest on record and free cash generation remains unprecedented. Companies hold more than $1 trillion in cash, which is earning very little interest income. This liquidity is being used for share buybacks, dividend increases, and mergers and acquisitions. To this point, according to Thompson Reuters, M&A activity increased 23% in 2010, and we believe it could accelerate further in 2011. The strong liquidity also has the potential to boost the economy and lower unemployment, if it is invested in new plants, equipment and employees. A third reason for optimism is based on “Presidential Cycle” analysis. The third year of a presidential cycle has historically been very good for stocks, as the prospect of reelection motivates a president to avoid tough, unpopular decisions (e.g., spending cuts) that may impact the economy and public sentiment. Since 1945, the average return during a third year of presidential term has been +17%, and there has not been a single instance of a negative return. In short, we believe that these factors, combined with reasonable valuations for stocks, will lead to higher stock prices in 2011.

While the near-term outlook has improved for the stocks and the economy, we believe it is important for investors to recognize longer-term headwinds. Debt levels remain too high (for both the government and consumers); higher unemployment appears to be structural in nature; real estate markets are weak; and inflation risks could emerge down the road. As we consider these issues and the fact that many higher-risk stocks have dramatically outperformed since the market low, we believe a focus on “quality” and growth is more important then ever. Quality, as we define it, refers to companies with strong balance sheets, predictable earnings growth, consistent cash flow generation, and management teams that focus on improving returns on capital. In addition, since it is our view that volatility is likely to pick up in the months ahead, we believe it is prudent to

2	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

remain diversified among sectors, with a bias towards those benefiting from the improvement in economic conditions. Technology remains a key focus, as cyclical improvements in key segments (e.g., servers, semiconductors) are converging with secular trends (e.g., wireless communications, smartphones) to create attractive growth opportunities in the sector. We have recently added to the capital goods sector, as several key end markets, including commercial aerospace and agriculture, appear to be in a sustained uptrend. Conversely, we have reduced health care weightings, due to low hospital utilization rates, uncertainties related to the impact of health care reform, and the impact of austerity measures (particularly in Europe), which will pressure product pricing. We remain underweighted in U.S. consumer-oriented sectors, as the slow rebound in labor markets and still-high debt levels limit growth potential.

Equity markets outside the U.S. generally performed well in recent months, although there were exceptions. Concerns over rising inflation and monetary tightening have emerged in several developing economies, most notably China. While volatility may remain quite high, we continue to see attractive investment opportunities in emerging markets, particularly in Asia (including China), as long-term economic growth prospects remain bright. We continue to underweight Japan, however, due to weak domestic consumption trends and structural issues within the economy. We also remain cautious on Europe, as the region’s economic growth will be impeded by sovereign debt issues and related austerity measures.

Despite the strong rebound in stock prices in 2010, we believe there remain attractive investment opportunities that will serve our shareholders well over the long term.

With best wishes,

Roger J. Sit

Chairman, President, CEO and Global CIO

DECEMBER 31, 2010	3

Sit Balanced Fund

OBJECTIVE & STRATEGY

The Sit Balanced Fund’s dual objectives are to seek long-term growth of capital consistent with the preservation of principal and to provide regular income. It pursues its objectives by investing in a diversified portfolio of stocks and bonds. The Fund may emphasize either equity securities or fixed-income securities, or hold equal amounts of each, dependent upon the Adviser’s analysis of market, financial and economic conditions.

The Fund’s permissible investment allocation is: 35-65% in equity securities and 35-65% in fixed-income securities. At all times at least 25% of the fixed-income assets will be invested in fixed-income senior securities.

The Sit Balanced Fund’s six-month return was +14.19%, while the S&P 500® Index gained +23.27% and the Barclays Capital Aggregate Bond Index increased +1.15% over the period. The Lipper Balanced Fund Index gained +14.95%.

Despite the strong move in equity prices over the last several quarters, conditions appear supportive for further gains in the year ahead for equities. Corporate profits are surging, as dramatic cost cutting during the downturn is leading to tremendous operating leverage for many companies with the return of revenue growth. As we begin 2011, our investment strategy is largely driven by our economic outlook, which is based on our expectation of a slower than “normal” economic recovery in developed economies and strong growth in emerging markets. Importantly, we believe that investors’ rotation into low-quality stocks over the last few quarters has led to very attractive relative valuations for many large cap, high-quality growth companies. Quality, as we define it, refers to companies with strong balance sheets, predictable earnings growth, consistent cash flow generation and management teams that are focused on improving returns on capital. Our largest sector overweights are in electronic technology, technology services, retail trade and producer manufacturing. In terms of equity performance, the Fund lagged the S&P 500® Index over the past six months, largely due to the underperformance of holdings within the energy sector. The Fund’s emphasis on natural gas companies, including Southwestern Energy and Ultra Petroleum, hurt performance over the period. In addition, relative returns were impacted by the absence of Exxon Mobil within the Fund, which is heavily weighted in the Index and gained almost +30% during the period.

We estimate that the fixed-income portion of the Fund modestly outperformed the Barclays Aggregate Bond Index during the second half of the year, largely due to the Fund’s underweighted position in U.S. Treasuries and strong performance of mortgage-backed security holdings. Interest rates were quite volatile during the second half of the year, falling during the third quarter and then rising during the final quarter of 2010. Looking ahead, we expect yields to continue to rise as the Federal Reserve “prints money” to ward off deflation. As a result, the Fund is defensively positioned against rising yields until the Fed changes course. As has been the case for some time, we continue to maintain a dramatic underweight in U.S. Treasuries, while overweighting high-quality mortgages and

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the S&P 500® Index and the Barclays Capital Aggregate Bond Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 S&P 500® Index is an unmanaged capitalization-weighted index that measures the performance of 500 widely held common stocks of large-cap companies. It is not possible to invest directly in an index.

2 Barclays Capital Aggregate Bond Index is an unmanaged market value-weighted index which measures the performance of investment grade debt securities with maturities of at least one year.

corporate bonds. The Fund retains a healthy yield advantage over the Index and a shorter duration profile. Our core position in high-quality mortgages provides a high level of stability in a variety of interest rate environments.

The stock/fixed-income allocation is currently 63.7% equities, 34.7% fixed income, and 1.6% cash and equivalents. This above-average allocation to equities reflects our view of the relative attractiveness of stocks versus bonds and cash in the current environment.

Roger J. Sit

Bryce A. Doty

John M. Bernstein

Portfolio Managers

4	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS
as of December 31, 2010
	Sit Balanced Fund	S&P 500® Index [1]	Barclays Capital Aggregate Bond Index [2]
Six Month	14.19%	23.27%	1.15%
One Year	10.51	15.06	6.54
Five Year	3.47	2.29	5.80
Ten Year	1.63	1.41	5.84
Since Inception	6.41	8.03	6.18
(12/31/93)

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 S&P 500® Index is an unmanaged capitalization-weighted index that measures the performance of 500 widely held common stocks of large-cap companies. It is not possible to invest directly in an index.

2 Barclays Capital Aggregate Bond Index is an unmanaged market value-weighted index which measures the performance of investment grade debt securities with maturities of at least one year.

PORTFOLIO SUMMARY
Net Asset Value 12/31/10:	$15.95 Per Share
Net Asset Value 6/30/10:	$14.18 Per Share
Total Net Assets:	$11.2 Million

TOP 10 HOLDINGS

Stocks:
1. Google, Inc.
2. International Business Machines Corp.
3. Occidental Petroleum Corp.
4. Oracle Corp.
5. Apple, Inc.
Bonds:
1. U.S. Treasury Strips, 2.61%, 2/15/19
2. GNR Series 2005-74 HA, 7.50%, 9/16/35
3. Wachovia Bank NA, 6.00%, 11/15/17
4. PepsiCo, Inc., 5.00%, 6/1/18
5. Continental Airlines 2009-1 Pass Thru, 9.00%, 7/8/16
Based on total net assets as of December 31, 2010. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of December 31, 2010. Subject to change.

DECEMBER 31, 2010	5

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2010

Sit Balanced Fund

Quantity	Name of Issuer	Fair Value ($)

Common Stocks - 63.7%
Communications - 1.8%
2,000	Rogers Communications, Inc.	69,260
3,700	Verizon Communications, Inc.	132,386

		201,646

Consumer Non-Durables - 5.2%
2,100	Coca-Cola Co.	138,117
775	Colgate-Palmolive Co.	62,287
1,100	General Mills, Inc.	39,149
1,900	PepsiCo, Inc.	124,127
1,800	Philip Morris International, Inc.	105,354
1,800	Procter & Gamble Co.	115,794

		584,828

Consumer Services - 2.0%
1,900	McDonald’s Corp.	145,844
1,100	Visa, Inc.	77,418

		223,262

Electronic Technology - 12.1%
1,000	Analog Devices, Inc.	37,670
550	Apple, Inc. *	177,408
5,600	Applied Materials, Inc.	78,680
2,800	Broadcom Corp.	121,940
3,000	Ciena Corp. *	63,150
1,900	Cisco Systems, Inc. *	38,437
1,200	EMC Corp. *	27,480
400	F5 Networks, Inc. *	52,064
6,700	Intel Corp.	140,901
1,300	International Business Machines Corp.	190,788
1,700	Juniper Networks, Inc. *	62,764
1,100	Linear Technology Corp.	38,049
3,000	Marvell Technology Group, Ltd. *	55,650
3,300	QUALCOMM, Inc.	163,317
500	Research In Motion, Ltd. *	29,065
2,700	Seagate Technology *	40,581
1,000	Veeco Instruments, Inc. *	42,960

		1,360,904

Energy Minerals - 6.0%
725	Apache Corp.	86,442
1,475	Chevron Corp.	134,594
800	Murphy Oil Corp.	59,640
1,900	Occidental Petroleum Corp.	186,390
1,700	Southwestern Energy Co. *	63,631
2,100	Suncor Energy, Inc.	80,409
1,250	Ultra Petroleum Corp. *	59,712

		670,818

Finance - 6.5%
625	ACE, Ltd.	38,906
700	Aflac, Inc.	39,501
1,100	Bank of New York Mellon Corp.	33,220

Quantity	Name of Issuer	Fair Value ($)

225	CME Group, Inc.	72,394
700	Franklin Resources, Inc.	77,847
400	Goldman Sachs Group, Inc.	67,264
2,800	JPMorgan Chase & Co.	118,776
500	M&T Bank Corp.	43,525
500	PartnerRe, Ltd.	40,175
800	Prudential Financial, Inc.	46,968
1,500	US Bancorp	40,455
3,700	Wells Fargo & Co.	114,663

		733,694

Health Services - 0.9%
600	McKesson Corp.	42,228
900	Medco Health Solutions, Inc. *	55,143

		97,371

Health Technology - 4.8%
700	Abbott Laboratories	33,537
600	Allergan, Inc.	41,202
2,000	Celgene Corp. *	118,280
1,100	Gilead Sciences, Inc. *	39,864
200	Intuitive Surgical, Inc. *	51,550
700	Johnson & Johnson	43,295
1,800	St. Jude Medical, Inc. *	76,950
1,400	Thermo Fisher Scientific, Inc. *	77,504
750	Varian Medical Systems, Inc. *	51,960

		534,142

Industrial Services - 1.4%
1,400	Schlumberger, Ltd.	116,900
1,200	Seadrill, Ltd.	40,704

		157,604

Non-Energy Minerals - 0.9%
650	Allegheny Technologies, Inc.	35,867
500	Freeport-McMoRan Copper & Gold, Inc.	60,045

		95,912

Process Industries - 1.3%
1,500	Ecolab, Inc.	75,630
700	Praxair, Inc.	66,829

		142,459

Producer Manufacturing - 6.4%
600	3M Co.	51,780
2,600	ABB, Ltd., ADR *	58,370
1,700	Danaher Corp.	80,189
1,400	Deere & Co.	116,270
1,400	Emerson Electric Co.	80,038
700	Flowserve Corp.	83,454
3,400	General Electric Co.	62,186
500	Goodrich Corp.	44,035
400	Precision Castparts Corp.	55,684

See accompanying notes to financial statements.

6	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Quantity/ Pricinpal Amount ($)	Name of Issuer	Fair Value ($)

1,100	United Technologies Corp.	86,592

		718,598

Retail Trade - 4.9%
250	Amazon.com, Inc. *	45,000
650	Costco Wholesale Corp.	46,936
2,000	CVS Caremark Corp.	69,540
1,400	Home Depot, Inc.	49,084
1,600	Kohl’s Corp. *	86,944
2,100	Target Corp.	126,273
800	TJX Cos., Inc.	35,512
1,600	Wal-Mart Stores, Inc.	86,288

		545,577

Technology Services - 7.1%
1,600	Accenture, PLC	77,584
2,000	Adobe Systems, Inc. *	61,560
1,100	Cognizant Technology Solutions Corp. *	80,619
350	Google, Inc. *	207,889
2,800	Microsoft Corp.	78,176
5,800	Oracle Corp.	181,540
400	Salesforce.com, Inc. *	52,800
700	VMware, Inc. *	62,237

		802,405

Transportation - 1.8%
1,100	Expeditors International of Washington, Inc.	60,060
1,100	Union Pacific Corp.	101,926
625	United Parcel Service, Inc.	45,362

		207,348

Utilities - 0.6%
1,350	Calpine Corp. *	18,009
900	Wisconsin Energy Corp.	52,974

		70,983

Total Common Stocks (cost: $5,535,709)		7,147,551

Bonds - 32.8%
Asset-Backed Securities - 3.2%
46,262	Bayview Financial Acquisition Trust, 2006-D 1A2, 5.66%, 12/28/36	45,425
100,000	Centex Home Equity, 2004-D AF4, 4.68%, 6/25/32	98,939
47,656	Chase Funding Mtge. Loan Asset-Backed Certs., 2003-6 1A4, 4.50%, 11/25/34	47,289
84,027	Citifinancial Mortgage Securities, Inc., 2003-1 AF5, 4.28%, 1/25/33	83,925
	Green Tree Financial Corp.:
18,254	1997-6 A10, 6.87%, 1/15/29	18,942
14,795	1997-1 A6, 7.29%, 3/15/28	15,690

Pricinpal Amount ($)	Name of Issuer	Fair Value ($)

	Origen Manufactured Housing:
9,758	2002-A A3, 6.17%, 5/15/32 [1]	10,083
9,250	2001-A A5, 7.08%, 3/15/32 [1]	9,351
28,067	Residential Funding Mortgage Securities II, Inc., 2003-HI2 A6, 4.76%, 7/25/28	27,820

		357,464

Collateralized Mortgage Obligations - 4.1%
17,477	Bank of America Funding Corp., 2003-2 1A1, 6.50%, 6/25/32	18,202
65,666	Fannie Mae, 2010-108 AP, 7.00%, 9/25/40	73,452
28,403	Fannie Mae Grantor Trust, 2004-T3, 1A3, 7.00%, 2/25/44	32,699
126,746	Government National Mortgage Association, 2005-74 HA, 7.50%, 9/16/35	145,226
16,441	Master Asset Securitization Trust, 2003-4 CA1, 8.00%, 5/25/18	16,911
40,669	Residential Funding Mortgage Securities I, 2005-S6 A2, 5.25%, 8/25/35	41,558
41,619	Specialty Underwriting & Residential Finance, 2004-AA1 2A2, 5.50%, 10/25/34	41,619
70,838	Vendee Mortgage Trust, 2008-1 B, 8.10%, 3/15/25[1]	85,958

		455,625

Corporate Bonds - 7.8%
75,000	Becton, Dickinson and Co., 3.25%, 11/12/20	70,397
25,000	Comerica Bank (Subordinated), 8.38%, 7/15/24	27,326
95,958	Continental Airlines 2009-1 Pass Thru Certs., 9.00%, 7/8/16	109,872
25,000	eBay, Inc., 3.25%, 10/15/20	23,254
25,000	First Maryland Capital I, 1.29%, 1/15/27 [1]	18,984
50,000	Johnson & Johnson, 6.73%, 11/15/23	61,233
50,000	JPMorgan Chase Capital XXV, 6.80%, 10/1/37	51,554
45,000	NTC Capital I, 0.81%, 1/15/27 [1]	35,831
25,000	PartnerRe Finance B LLC, 5.50%, 6/1/20	25,176
100,000	PepsiCo, Inc., 5.00%, 6/1/18	110,390
50,000	Pitney Bowes, Inc., 5.25%, 1/15/37	50,665
83,131	Procter & Gamble ESOP, 9.36%, 1/1/21	104,374
50,000	RenRe North America Holdings, Inc., 5.75%, 3/15/20	50,197

DECEMBER 31, 2010	7

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2010

Sit Balanced Fund (Continued)

Pricinpal Amount ($)	Name of Issuer	Fair Value ($)

25,000	Susa Partnership LP, 8.20%, 6/1/17	29,478
100,000	Wachovia Bank NA (Subordinated), 6.00%, 11/15/17	111,104

		879,835

Federal Home Loan Mortgage Corporation - 2.7%
51,906	7.00% 7/1/32	58,458
42,948	7.00% 5/1/34	48,841
65,517	7.00% 11/1/37	73,787
27,929	7.00% 1/1/39	31,513
39,584	7.50% 11/1/36	45,345
21,556	8.00% 9/1/15	23,769
21,121	8.38% 5/17/20	24,059

		305,772

Federal National Mortgage Association - 6.4%
100,000	4.00% 1/1/41	99,580
65,125	6.63% 11/1/30	73,752
51,353	6.63% 1/1/31	58,156
39,549	7.00% 12/1/32	45,482
51,416	7.00% 12/1/36	59,009
46,069	7.00% 11/1/38	52,021
57,389	7.23% 12/1/30	65,684
11,030	7.50% 6/1/32	12,707
36,347	7.50% 4/1/33	41,073
38,321	7.50% 11/1/33	43,947
56,574	7.50% 1/1/34	64,880
17,908	7.50% 4/1/38	20,537
45,433	8.00% 2/1/31	52,543
15,489	8.45% 7/15/26	18,442
7,797	9.50% 5/1/27	9,287
1,906	9.75% 1/15/13	2,058
1,380	10.25% 6/15/13	1,496

		720,654

Government National Mortgage Association - 3.8%
93,253	6.20% 9/15/40	99,309
52,155	6.63% 4/20/31	58,712
36,261	7.00% 12/15/24	41,658
55,728	7.23% 12/20/30	63,643
62,538	8.00% 7/15/24	73,687
75,726	8.38% 3/15/31	91,085
1,218	9.50% 9/20/18	1,420

		429,514

Taxable Municipal Securities - 1.5%
100,000	Academica Charter Schools, 8.00%, 8/15/24[4]	71,448
45,000	Colorado Springs Util. Rev. (Build America), 4.25%, 11/15/22	43,151
50,000	Texas St. Pub. Fin. Auth. Charter Sch. Fin. Rev., 8.75%, 8/15/27	48,756

		163,355

Principal Amount ($)/ Quantity	Name of Issuer	Fair Value ($)

U.S. Government / Federal Agency Securities - 3.3%
	U.S. Treasury Strips:
415,000	2.61%, 2/15/19 [6]	323,924
125,000	4.21%, 2/15/36 [6]	40,270

		364,194

Total Bonds (cost: $3,610,118)		3,676,413

Closed-End Mutual Funds - 1.9%
4,809	American Select Portfolio	50,302
10,400	American Strategic Income Portfolio II	96,928
3,900	American Strategic Income Portfolio III	29,835
3,403	American Strategic Income Portfolio, Inc.	41,040

Total Closed-End Mutual Funds (cost: $240,332)		218,105

Short-Term Securities - 2.1%
235,119	Wells Fargo Adv. Govt. Money Mkt., 0.02%
Total Short-Term Securities (cost: $235,119)		235,119

Total Investments in Securities - 100.5% (cost: $9,621,278)		11,277,188
Other Assets and Liabilities, net - (0.5%)		(59,960)

Total Net Assets - 100.0%		$11,217,228

*	Non-income producing security.

[1]	Variable rate security. Rate disclosed is as of December 31, 2010.
[4]

144A Restricted Security. The total value of such security as of December 31, 2010 was $71,448 and represented 0.6% of net assets. This security has been determined to be liquid by the Adviser in accordance with guidelines established by the Board of Directors.

[6]	Zero coupon security. Rate disclosed is the effective yield on purchase date.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

ADR — American Depositary Receipt

PLC — Public Limited Company

See accompanying notes to financial statements.

8	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

A summary of the inputs used to value the Fund’s net assets as of December 31, 2010 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Common Stocks *	$7,147,551	—	—	$7,147,551
Asset-Backed Securities	—	$357,464	—	357,464
Collateralized Mortgage Obligations	—	455,625	—	455,625
Corporate Bonds	—	879,835	—	879,835
Federal Home Loan Mortgage Corporation	—	305,772	—	305,772
Federal National Mortgage Association	—	720,654	—	720,654
Government National Mortgage Association	—	429,514	—	429,514
Taxable Municipal Securities	—	163,355	—	163,355
U.S. Government / Federal Agency Securities	—	364,194	—	364,194
Closed-End Mutual Funds	218,105	—	—	218,105
Short-Term Securities	235,119	—	—	235,119
Total:	$7,600,775	$3,676,413	—	$11,277,188

*	For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

DECEMBER 31, 2010	9

Sit Dividend Growth Fund - Class I and Class S

OBJECTIVE & STRATEGY

The objective of the Dividend Growth Fund is to provide current income that exceeds the dividend yield of the S&P 500® Index and that grows over a period of years. Secondarily, the Fund seeks long-term capital appreciation.

The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its net assets in dividend-paying common stocks. The Fund may invest the balance of its assets in preferred stocks, convertible bonds, and U.S. Treasury securities.

The Sit Dividend Growth Fund Class I posted a +24.12% return for the last six months of 2010, compared to the +23.27% return for the S&P 500® Index.

Stocks produced strong gains over the past six months, buoyed by continued fiscal and monetary stimulus, exceptional corporate profits, and increasing signs that a global economic recovery is sustainable. Despite the strong advance in equities since the market bottom in early 2009, we believe underlying fundamentals support further gains for stocks in the year ahead. However, we remain cognizant of the risks (e.g., excessive government debt, weak housing, rising commodity prices) that may, at a minimum, result in increased market volatility in 2011. In addition, earnings comparisons are becoming more difficult, given the strong gains experienced the past twelve months. In this environment, we believe investors will seek out companies that can provide sustainable earnings growth and, importantly, accelerate dividend payments. To this point, it is encouraging to note that dividend increases are, once again, on the rise. Over the past twelve months, 80 companies within the Fund (out of 99 current holdings) have raised their dividends, with an average increase of +32%.

The finance sector remains the heaviest weighting in the Fund, followed by consumer non-durables, energy minerals and electronic technology. In general, new buys and sells reflected our view that the economy will continue to experience cyclical improvement in the year ahead. Significant new purchases over the last six months included General Motors (preferred shares), Guess, Marsh & McLennan, Merck, and Stanley Black & Decker. Positions were sold in Allied World Assurance, Eli Lilly and Lockheed Martin. In addition, the Fund’s statistical characteristics related to “stability” (e.g., earnings consistency, balance sheet strength) and “quality” (e.g., return on capital, cash flow generation) are superior to the S&P 500® Index average. We believe these metrics will be particularly important, if the pace of corporate earnings growth slows or market volatility increases, which we expect in 2011.

Despite its lower-risk orientation, the Fund fully participated in the strong market rally over the past six months. Strong stock selection in finance, electronic technology and industrial services were keys to the Fund’s positive relative performance versus the S&P 500® Index. Top performers in these sectors included National Oilwell Varco (+104% 6-month return), Seadrill (+94%), Ameriprise Financial (+60%), Qualcomm (+52%) and Allied World Assurance (+34%). In addition to the 2% cash position hurting performance over the

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the S&P 500® Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 S&P 500® Index is an unmanaged capitalization-weighted index that measures the performance of 500 widely held common stocks of large-cap companies. It is not possible to invest directly in an index.

period, sectors that detracted from relative performance included consumer non-durables and retail trade. Laggards within these sectors were Colgate-Palmolive (+3%), General Mills (+2%), Wal-Mart Stores (+13%) and TJX (+7%). We continue to maintain positions in these stocks, given their solid dividends and stable businesses; but we recognize these companies are somewhat “defensive” in nature and will tend to lag in a surging market.

We continue to believe that dividend-paying growth stocks remain attractive and will reward investors over the long term.

Roger J. Sit

Kent L. Johnson

Michael J. Stellmacher

Portfolio Managers

10	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of December 31, 2010
	Sit Dividend Growth Fund		S&P 500® Index [1]
	Class I	Class S
Six Month	24.12%	24.06%	23.27%
One Year	16.43	16.19	15.06
Five Year	6.57	n/a	2.29
Since Inception - Class I (12/31/03)	7.58	n/a	3.85
Since Inception - Class S (3/31/06)	n/a	5.32	1.52

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 S&P 500® Index is an unmanaged capitalization-weighted index that measures the performance of 500 widely held common stocks of large-cap companies. It is not possible to invest directly in an index.

PORTFOLIO SUMMARY
Class I:
Net Asset Value 12/31/10:	$13.06 Per Share
Net Asset Value 6/30/10:	$10.64 Per Share
Total Net Assets:	$150.3 Million
Class S:
Net Asset Value 12/31/10:	$13.04 Per Share
Net Asset Value 6/30/10:	$10.61 Per Share
Total Net Assets:	$36.5 Million

Weighted Average Market Cap:	$67.1 Billion

TOP 10 HOLDINGS

  1. International Business Machines Corp.

  2. Chevron Corp.

  3. Johnson & Johnson

  4. PepsiCo, Inc.

  5. Verizon Communications, Inc.

  6. JPMorgan Chase & Co.

  7. QUALCOMM, Inc.

  8. Procter & Gamble Co.

  9. Occidental Petroleum Corp.

10. EI du Pont de Nemours & Co.

Based on total net assets as of December 31, 2010. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of December 31, 2010. Subject to change.

DECEMBER 31, 2010	11

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2010

Sit Dividend Growth Fund

Quantity	Name of Issuer	Fair Value ($)

Common Stocks - 93.4%
Communications - 3.4%
12,000	Millicom International Cellular SA	1,147,200
43,100	Rogers Communications, Inc.	1,492,553
105,100	Verizon Communications, Inc.	3,760,478

		6,400,231

Consumer Durables - 3.4%
11,500	Polaris Industries, Inc.	897,230
46,200	Snap-On, Inc.	2,613,996
19,900	Stanley Black & Decker, Inc.	1,330,713
30,600	Tupperware Brands Corp.	1,458,702

		6,300,641

Consumer Non-Durables - 10.0%
21,900	Colgate-Palmolive Co.	1,760,103
23,700	Diageo, PLC, ADR	1,761,621
71,200	General Mills, Inc.	2,534,008
25,200	Guess?, Inc.	1,192,464
9,800	Lancaster Colony Corp.	560,560
13,500	NIKE, Inc.	1,153,170
58,100	PepsiCo, Inc.	3,795,673
43,100	Philip Morris International, Inc.	2,522,643
53,300	Procter & Gamble Co.	3,428,789

		18,709,031

Consumer Services - 2.1%
32,600	McDonald’s Corp.	2,502,376
87,900	Pearson, PLC, ADR	1,396,731

		3,899,107

Electronic Technology - 9.4%
96,600	Applied Materials, Inc.	1,357,230
34,000	Broadcom Corp.	1,480,700
129,900	Intel Corp.	2,731,797
38,500	International Business Machines Corp.	5,650,260
50,300	Linear Technology Corp.	1,739,877
70,600	QUALCOMM, Inc.	3,493,994
30,600	Tyco Electronics, Ltd.	1,083,240

		17,537,098

Energy Minerals - 9.5%
17,700	Apache Corp.	2,110,371
52,300	Chevron Corp.	4,772,375
33,100	EQT Corp.	1,484,204
42,400	Marathon Oil Corp.	1,570,072
25,700	Murphy Oil Corp.	1,915,935
33,000	Occidental Petroleum Corp.	3,237,300
16,700	Sasol, Ltd., ADR	869,235
34,000	Total SA, ADR	1,818,320

		17,777,812

Finance - 14.5%
30,000	ACE, Ltd.	1,867,500

Quantity	Name of Issuer	Fair Value ($)

35,300	Ameriprise Financial, Inc.	2,031,515
80,400	Apollo Investment Corp.	890,028
42,800	Bank of New York Mellon Corp.	1,292,560
17,560	Franklin Resources, Inc.	1,952,848
83,650	JPMorgan Chase & Co.	3,548,433
60,700	Marsh & McLennan Cos., Inc.	1,659,538
110,800	Northwest Bancshares, Inc.	1,303,008
18,500	PartnerRe, Ltd.	1,486,475
76,200	PennantPark Investment Corp.	932,688
30,600	Prudential Financial, Inc.	1,796,526
28,800	Royal Bank of Canada	1,507,968
24,847	State Auto Financial Corp.	432,835
27,500	Travelers Cos., Inc.	1,532,025
83,600	US Bancorp	2,254,692
85,300	Wells Fargo & Co.	2,643,447

		27,132,086

Health Services - 1.7%
20,700	McKesson Corp.	1,456,866
33,250	Owens & Minor, Inc.	978,547
29,100	Pharmaceutical Product Development., Inc.	789,774

		3,225,187

Health Technology - 9.0%
39,900	Abbott Laboratories	1,911,609
38,600	Baxter International, Inc.	1,953,932
22,700	Becton Dickinson & Co.	1,918,604
67,700	Johnson & Johnson	4,187,245
36,100	Medtronic, Inc.	1,338,949
62,900	Merck & Co., Inc.	2,266,916
29,392	Meridian Bioscience, Inc.	680,719
26,200	Teva Pharmaceutical Industries, Ltd., ADR	1,365,806
20,600	Thermo Fisher Scientific, Inc. *	1,140,416

		16,764,196

Industrial Services - 2.3%
42,000	Halliburton Co.	1,714,860
21,600	National Oilwell Varco, Inc.	1,452,600
32,000	Seadrill, Ltd.	1,085,440

		4,252,900

Non-Energy Minerals - 1.4%
15,600	BHP Billiton, Ltd., ADR	1,449,552
25,120	Haynes International, Inc.	1,050,769

		2,500,321

Process Industries - 2.2%
58,400	EI du Pont de Nemours & Co.	2,912,992
52,000	RPM International, Inc.	1,149,200

		4,062,192

Producer Manufacturing - 9.3%
29,000	3M Co.	2,502,700

See accompanying notes to financial statements.

12	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Quantity	Name of Issuer	Fair Value ($)

57,400	ABB, Ltd., ADR *	1,288,630
32,600	Cooper Industries, PLC	1,900,254
31,500	Deere & Co.	2,616,075
34,300	Emerson Electric Co.	1,960,931
106,000	General Electric Co.	1,938,740
21,700	Goodrich Corp.	1,911,119
12,200	Raytheon Co.	565,348
34,700	United Technologies Corp.	2,731,584

		17,415,381

Retail Trade - 4.5%
46,147	Cato Corp.	1,264,889
37,100	Home Depot, Inc.	1,300,726
33,000	Target Corp.	1,984,290
27,000	TJX Cos., Inc.	1,198,530
48,500	Wal-Mart Stores, Inc.	2,615,605

		8,364,040

Technology Services - 5.5%
41,400	Accenture, PLC	2,007,486
35,100	Automatic Data Processing, Inc.	1,624,428
91,700	Microsoft Corp.	2,560,264
86,800	Oracle Corp.	2,716,840
28,400	Syntel, Inc.	1,357,236

		10,266,254

Transportation - 2.3%
14,100	Expeditors International of Washington, Inc.	769,860
20,300	Union Pacific Corp.	1,880,998
23,150	United Parcel Service, Inc.	1,680,227

		4,331,085

Utilities - 2.9%
15,700	Enbridge, Inc.	885,480
37,200	NextEra Energy, Inc.	1,934,028
38,500	UGI Corp.	1,215,830

Quantity	Name of Issuer	Fair Value ($)

23,000	Wisconsin Energy Corp.	1,353,780

		5,389,118

Total Common Stocks (cost: $153,608,186)		174,326,680

Preferred Stocks - 0.5%
Consumer Durables - 0.5%
17,500	General Motors Co., Series B
Total Preferred Stocks (cost: $877,660)		946,925

Closed-End Mutual Funds - 1.9%
70,859	Kayne Anderson MLP Investment Co.	2,229,933
44,298	Tortoise Energy Capital Corp.	1,230,155

Total Closed-End Mutual Funds (cost: $2,781,022)		3,460,088

Short-Term Securities - 7.7%
14,469,220	Wells Fargo Adv. Govt. Money Mkt., 0.02%
Total Short-Term Securities (cost: $14,469,220)		14,469,220

Total Investments in Securities - 103.5% (cost: $171,736,088)		193,202,913
Other Assets and Liabilities, net - (3.5%)		(6,472,098)

Total Net Assets - 100.0%		$186,730,815

*	Non-income producing security.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

    ADR — American Depositary Receipt

    PLC — Public Limited Company

A summary of the inputs used to value the Fund’s net assets as of December 31, 2010 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Common Stocks **	$174,326,680	—	—	$174,326,680
Preferred Stocks **	946,925	—	—	946,925
Closed-End Mutual Funds	3,460,088	—	—	3,460,088
Short-Term Securities	14,469,220	—	—	14,469,220

Total:	$193,202,913	—	—	$193,202,913

**	For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

DECEMBER 31, 2010	13

Sit Global Dividend Growth Fund - Class I and Class S

OBJECTIVE & STRATEGY

The objective of the Global Dividend Growth Fund is to provide current income that exceeds the dividend yield of a composite index (comprised of 60% S&P 500® Index and 40% MSCI EAFE Index) and that grows over a period of years. Secondarily, the Fund seeks long- term capital appreciation.

The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its net assets in dividend-paying common stocks issued by U.S. and foreign companies. The Fund may invest the balance of its assets in preferred stocks, convertible bonds, and U.S. Treasury securities.

The Sit Global Dividend Growth Fund Class I posted a +23.68% return over the last six months, in line with the +23.68% return for the Composite Index (60% S&P 500® Index and 40% MSCI EAFE Index). The Fund and most global equity markets experienced strong performance for the last six months of 2010 as stocks positively responded to improved economic data, optimism over another round of quantitative easing by the U.S. Federal Reserve, the passage of a $858 billion tax-cut extension in late 2010, and better-than-expected earnings. This positive market sentiment fluctuated with news surrounding the European debt crisis and the impact on world markets along with a sustained global recovery and the impact from the Chinese and other Asian country tightening measures. Additionally, in the last six months of 2010, performance was led by smaller capitalization stocks and higher beta, more speculative stocks.

On a regional basis, NorthAmerica remains the largest absolute weight in the Fund and was the principal reason for the in line performance for the last six months of 2010. The more defensive, larger cap, consumer-related stocks underperformed during this period and had a significant drag on the portfolio. Japan also detracted given the Fund’s underweight position and the appreciation of the Japanese yen. Asia ex-Japan was the main contributor to performance. Specifically, the material-related companies and industrial goods companies saw significant appreciation. Their performance was driven by China’s need for raw materials. Additionally, industrial good companies thrived on the demand from Asia along with the rest of the world.

On a sector basis, the Fund’s six-month performance was largely driven by positive stock selection in the material and financial sectors. The latter sector remains the heaviest weighted sector in the Fund. Within the financial sector, we have a bias towards bank and insurance stocks with more exposure in North America and less exposure to the volatile and uncertain European region. The defensive sector of consumer staples was the largest drag on the Fund as these types of stocks lagged in the market rally. We believe these stocks have considerable value and provide good portfolio diversification in a choppy market environment. The Fund also has significant exposure in the technology, industrial, and energy sectors, all of which have outperformed the market in the last six months.

The Fund remains comprised primarily of larger cap, higher quality stocks. The focus remains on companies with strong operational

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the Composite Index, S&P 500® Index and MSCI EAFE Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 A composite index comprised of 60% S&P 500® Index and 40% MSCI EAFE Index.

2 S&P 500® Index is an unmanaged capitalization-weighted index that measures the performance of 500 widely held common stocks of large-cap companies. It is not possible to invest directly in an index.

3 MSCI EAFE Index (Europe Australasia, Far East) is an unmanaged free float-adjusted market capitalization index that measures the equity market performance of developed markets, excluding the US & Canada.

financial characteristics that generate solid and predictable earnings and dividend growth. The Fund continues to hold a diversified and global, high quality portfolio, focused on companies with dominant market share, high sales and earnings growth, operating margin leverage, free cash flow, and healthy balance sheets. Dividend increases remain on the rise and over the past six months, 42% of the companies within the Fund increased their dividends. We believe these stocks will reward shareholders over the longer term.

Roger J. Sit	Michael J. Stellmacher
Kent L. Johnson	Tasha M. Murdoff
Raymond E. Sit
Portfolio Managers

14	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS
as of December 31, 2010
	Sit Global Dividend Growth Fund				MSCI
	Class I	Class S	Composite Index [1]	S&P 500® Index [2]	EAFE Index [3]
Six Month	23.68%	23.58%	23.68%	23.27%	24.18%
One Year	11.58	11.32	12.21	15.06	7.75
Since Inception	13.04	12.77	5.95	5.82	5.85
(9/30/08)

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 A composite index comprised of 60% S&P 500® Index and 40% MSCI EAFE Index.

2 S&P 500® Index is an unmanaged capitalization-weighted index that measures the performance of 500 widely held common stocks of large-cap companies. It is not possible to invest directly in an index.

3 MSCI EAFE Index (Europe Australasia, Far East) is an unmanaged free float-adjusted market capitalization index that measures the equity market performance of developed markets, excluding the US & Canada.

PORTFOLIO SUMMARY

Class I:
Net Asset Value 12/31/10:	$12.59 Per Share
Net Asset Value 6/30/10:	$10.41 Per Share
Total Net Assets:	$3.8 Million
Class S:
Net Asset Value 12/31/10:	$12.59 Per Share
Net Asset Value 6/30/10:	$10.40 Per Share
Total Net Assets:	$1.1 Million

Weighted Average Market Cap:	$76.0 Billion

TOP 10 HOLDINGS

  1. Rio Tinto, PLC, ADR

  2. BHP Billiton, Ltd., ADR

  3. International Business Machines Corp.

  4. McDonald’s Corp.

  5. QUALCOMM, Inc.

  6. Chevron Corp.

  7. Verizon Communications, Inc.

  8. Johnson & Johnson

  9. Occidental Petroleum Corp.

10. PepsiCo, Inc.

Based on total net assets as of December 31, 2010. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of December 31, 2010. Subject to change.

DECEMBER 31, 2010	15

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2010

Sit Global Dividend Growth Fund

Quantity	Name of Issuer	Fair Value ($)

Common Stocks - 95.9%
Africa/Middle East - 0.7%
Israel - 0.7%
700	Teva Pharmaceutical Industries, Ltd., ADR	36,491

Asia - 10.0%
Australia - 6.3%
1,400	BHP Billiton, Ltd., ADR	130,088
2,000	Rio Tinto, PLC, ADR	143,320
325	Westpac Banking Corp., ADR	37,199

		310,607

China/Hong Kong - 1.6%
914	HSBC Holdings, PLC, ADR	46,651
3,000	Hutchison Whampoa, Ltd.	30,862

		77,513

Japan ** - 2.1%
600	Aflac, Inc.	33,858
1,000	Canon, Inc., ADR	51,340
400	Oracle Corp.	19,608

		104,806

Europe - 24.2%
France - 3.1%
825	Schlumberger, Ltd.	68,888
950	Total SA, ADR	50,806
1,075	Veolia Environnement, ADR	31,562

		151,256

Germany - 1.9%
210	Muenchener Rueckver	31,805
500	Siemens AG, ADR	62,125

		93,930

Ireland - 1.0%
1,075	Accenture, PLC	52,127

Italy - 1.4%
8,800	Enel SPA	44,097
550	Tenaris SA, ADR	26,939

		71,036

Luxembourg - 0.5%
260	Millicom International Cellular SA	24,856

Netherlands - 1.7%
1,100	Philips Electronics, ADR	33,770
1,950	TNT NV	51,569

		85,339

Norway - 0.8%
1,100	Seadrill, Ltd.	37,312

Quantity	Name of Issuer	Fair Value ($)

Spain - 1.5%
560	Inditex SA	41,918
500	Telefonica SA, ADR	34,210

		76,128

Switzerland - 5.1%
1,000	ABB, Ltd., ADR *	22,450
775	ACE, Ltd.	48,244
350	Kuehne & Nagel International	48,695
1,060	Nestle SA	62,099
125	Roche Holding AG	18,324
30	SGS SA	50,351

		250,163

United Kingdom - 7.2%
575	British American Tobacco, PLC	22,118
1,350	Burberry Group, PLC	23,726
6,950	Centrica, PLC	36,010
800	Diageo, PLC, ADR	59,464
1,100	GlaxoSmithKline, PLC, ADR	43,142
3,800	Pearson, PLC, ADR	60,382
975	Royal Dutch Shell, PLC, ADR	65,003
6,650	Tesco, PLC	44,096

		353,941

North America - 61.0%
Bermuda - 1.0%
625	PartnerRe, Ltd.	50,219

Canada - 2.6%
2,300	Rogers Communications, Inc.	79,649
900	Royal Bank of Canada	47,124

		126,773

United States - 57.4%
700	3M Co.	60,410
800	Abbott Laboratories	38,328
300	Apache Corp.	35,769
2,900	Applied Materials, Inc.	40,745
950	Automatic Data Processing, Inc.	43,966
925	Baxter International, Inc.	46,824
725	Becton Dickinson & Co.	61,277
450	Caterpillar, Inc.	42,147
1,000	Chevron Corp.	91,250
450	Colgate-Palmolive Co.	36,166
750	Deere & Co.	62,288
125	Eaton Corp.	12,689
1,100	EI du Pont de Nemours & Co.	54,868
400	Emerson Electric Co.	22,868
625	EQT Corp.	28,025
425	Franklin Resources, Inc.	47,264
1,175	General Electric Co.	21,491
1,750	General Mills, Inc.	62,282
200	Goldman Sachs Group, Inc.	33,632

See accompanying notes to financial statements.

16	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Quantity	Name of Issuer	Fair Value ($)

35	Google, Inc. *	20,789
1,475	Home Depot, Inc.	51,714
500	Illinois Tool Works, Inc.	26,700
3,600	Intel Corp.	75,708
825	International Business Machines Corp.	121,077
1,400	Johnson & Johnson	86,590
1,700	JPMorgan Chase & Co.	72,114
1,500	Linear Technology Corp.	51,885
1,300	Marathon Oil Corp.	48,139
1,800	Marsh & McLennan Cos., Inc.	49,212
1,225	McDonald’s Corp.	94,031
625	McKesson Corp.	43,987
1,000	Medtronic, Inc.	37,090
925	Merck & Co., Inc.	33,337
1,375	Microsoft Corp.	38,390
525	Murphy Oil Corp.	39,139
875	Occidental Petroleum Corp.	85,838
2,400	Oracle Corp.	75,120
1,225	PepsiCo, Inc.	80,029
1,200	Philip Morris International, Inc.	70,236
1,150	Procter & Gamble Co.	73,980
650	Prudential Financial, Inc.	38,161
1,850	QUALCOMM, Inc.	91,556
900	Snap-On, Inc.	50,922
1,100	Target Corp.	66,143
1,225	TJX Cos., Inc.	54,378
675	Travelers Cos., Inc.	37,604
750	Tupperware Brands Corp.	35,752
400	Union Pacific Corp.	37,064
700	United Technologies Corp.	55,104
2,000	US Bancorp	53,940
2,500	Verizon Communications, Inc.	89,450
900	Wal-Mart Stores, Inc.	48,537
2,125	Wells Fargo & Co.	65,854

		2,841,859

Total Common Stocks (cost: $3,743,970)		4,744,356

Exchange-Traded Funds - 1.1%
5,000	iShares MSCI Japan Index Fund **
Total Exchange-Traded Funds (cost: $47,453)		54,550

Closed-End Mutual Funds - 1.6%
1,400	Kayne Anderson MLP Investment Co.	44,058
1,300	Tortoise Energy Capital Corp.	36,101

Total Closed-End Mutual Funds (cost: $50,719)		80,159

Quantity	Name of Issuer	Fair Value ($)

Short-Term Securities - 4.2%
204,765	Wells Fargo Adv. Govt. Money Mkt., 0.02%
Total Short-Term Securities (cost: $204,765)		204,765

Total Investments in Securities - 102.8% (cost: $4,046,907)		5,083,830
Other Assets and Liabilities, net - (2.8%)		(136,325)

Total Net Assets - 100.0%		$4,947,505

*	Non-income producing security.
**	The Fund’s total investment in Japan including the iShares comprises 3.2% of the Fund’s net assets.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

    ADR — American Depositary Receipt

    MLP — Master Limited Partnership

    PLC — Public Limited Company

DECEMBER 31, 2010	17

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2010

Sit Global Dividend Growth Fund (Continued)

A summary of the inputs used to value the Fund’s net assets as of December 31, 2010 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price	Level 2* Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Common Stocks
Australia	$310,607	—	—	$310,607
Bermuda	50,219	—	—	50,219
Canada	126,773	—	—	126,773
China/Hong Kong	46,651	$30,862	—	77,513
France	151,256	—	—	151,256
Germany	62,125	31,805	—	93,930
Ireland	52,127	—	—	52,127
Israel	36,491	—	—	36,491
Italy	26,939	44,097	—	71,036
Japan	85,198	19,608	—	104,806
Luxembourg	24,856	—	—	24,856
Netherlands	33,770	51,569	—	85,339
Norway	37,312	—	—	37,312
Spain	34,210	41,918	—	76,128
Switzerland	70,694	179,469	—	250,163
United Kingdom	227,991	125,950	—	353,941
United States	2,841,859	—	—	2,841,859
	4,219,078	525,278	—	4,744,356
Exchange-Traded Funds	54,550	—	—	54,550
Closed-End Mutual Funds	80,159	—	—	80,159
Short-Term Securities	204,765	—	—	204,765
Total:	$4,558,552	$525,278	—	$5,083,830

*

Level 2 equity securities are primarily foreign securities where the closing price has been adjusted by application of a systematic process for events occurring after the close of the foreign exchange.

See accompanying notes to financial statements.

18	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

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DECEMBER 31, 2010	19

Sit Large Cap Growth Fund

OBJECTIVE & STRATEGY

The objective of the Large Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing at least 80% of its net assets in the common stocks of domestic growth companies with capitalizations of $5 billion or more at the time of purchase.

The Sit Large Cap Growth Fund’s six-month return was +22.23%, compared to the +26.37% return for the Russell 1000® Growth Index. The S&P 500® Index return for the period was +23.27%.

U.S. stocks posted very strong returns over the second half of 2010, as markets responded to better-than-expected earnings, improvements in the global economy, and a highly accommodative Federal Reserve policy. Despite the strong advance in equities since the market bottom in early 2009, we believe underlying fundamentals support further gains for stocks in the year ahead. However, we remain cognizant of risks (e.g., excessive government debt, weak housing, rising commodity prices) that may, at a minimum, result in increased market volatility in 2011.

Relative to the Russell 1000® Growth Index, stock selection in finance, retail trade, energy minerals and consumer non-durables negatively impacted performance during the past six months. In finance, our positions in bank stocks (Bank of America, Wells Fargo, JPMorgan Chase) hurt performance over the period, as concerns over regulations and “mortgage put-backs” weighed on share prices. Our defensive positioning in the retail trade and consumer non-durable sectors was detrimental during the second half of the year, as the Fund’s holdings in conservative growth stocks, including Procter & Gamble, General Mills, PepsiCo and CVS Caremark, underperformed. Conversely, strong stock selection in electronic technology and transportation contributed to relative performance over the period. Top performers in these sectors included F5 Networks (+90% six-month return), Ciena (+66%), Expeditors International (+59%) and Qualcomm (+52%).

As we begin 2011, our investment strategy is largely based on our economic outlook, which calls for a slower than “normal” economic recovery in developed economies and strong growth in emerging markets. Importantly, we believe that investors’ rotation into low-quality stocks over the last few quarters has led to very attractive relative valuations for shares of many large cap, high-quality growth companies. Quality, as we define it, refers to companies with strong balance sheets, predictable earnings growth, consistent cash flow generation, and management teams that focus on improving returns on capital. Our largest sector weightings are in electronic technology, technology services and producer manufacturing. We believe the outlook for technology stocks remains very attractive due to cyclical recoveries in key segments (e.g., personal computers, semiconductors) and secular demand in several areas, such as wireless communications (e.g., smart phones). In addition, most technology companies have exceptional balance sheets, which are leading to increases in dividends, share repurchases, and merger and acquisition activity in

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the Russell 1000® Growth Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 Russell 1000® Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

the sector. The producer manufacturing sector is experiencing a strong rebound, led by surging growth in developing economies. Key areas of emphasis include commercial aerospace, automation and agriculture.

Based on the strong fundamentals and attractive valuations for companies held in the Fund, we remain enthusiastic about its long-term outlook.

Roger J. Sit

Ronald D. Sit

Michael J. Stellmacher

Portfolio Managers

20	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of December 31, 2010

	Sit Large Cap Growth Fund	Russell 1000® Growth Index [1]	Russell 1000® Index [2]
Six Month	22.23%	26.37%	24.03%
One Year	10.79	16.71	16.10
Five Year	3.19	3.75	2.59
Ten Year	-0.86	0.02	1.83
Since Inception [3] (9/2/82)	9.68	10.55	11.51

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 Russell 1000® Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

2 Russell 1000® Index is an unmanaged index that measures the performance of approximately 1,000 of the largest U.S. companies by market capitalization.

3 On 6/6/93, the Fund’s investment objective changed to allow for a portfolio of 100% stocks. Prior to that time, the portfolio was required to contain no more than 80% stocks.

PORTFOLIO SUMMARY

Net Asset Value 12/31/10:	$42.25 Per Share
Net Asset Value 6/30/10:	$34.75 Per Share
Total Net Assets:	$426.8 Million
Weighted Average Market Cap:	$77.8 Billion

TOP 10 HOLDINGS

  1. Apple, Inc.

  2. International Business Machines Corp.

  3. Google, Inc.

  4. Oracle Corp.

  5. QUALCOMM, Inc.

  6. Occidental Petroleum Corp.

  7. Coca Cola Co.

  8. McDonald’s Corp.

  9. Intel Corp.

10. Chevron Corp.

Based on total net assets as of December 31, 2010. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of December 31, 2010. Subject to change.

DECEMBER 31, 2010	21

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2010

Sit Large Cap Growth Fund

Quantity	Name of Issuer	Fair Value ($)

Common Stocks - 99.4%
Communications - 1.2%
57,500	Rogers Communications, Inc.	1,991,225
90,900	Verizon Communications, Inc.	3,252,402

		5,243,627

Consumer Durables - 0.9%
208,900	Activision Blizzard, Inc.	2,598,716
30,000	General Motors Co. *	1,105,800

		3,704,516

Consumer Non-Durables - 8.8%
136,000	Coca-Cola Co.	8,944,720
55,800	Colgate-Palmolive Co.	4,484,646
93,100	General Mills, Inc.	3,313,429
116,400	PepsiCo, Inc.	7,604,412
102,100	Philip Morris International, Inc.	5,975,913
114,100	Procter & Gamble Co.	7,340,053

		37,663,173

Consumer Services - 3.1%
116,400	McDonald’s Corp.	8,934,864
60,800	Visa, Inc.	4,279,104

		13,213,968

Electronic Technology - 23.2%
80,400	Analog Devices, Inc.	3,028,668
51,400	Apple, Inc. *	16,579,584
316,800	Applied Materials, Inc.	4,451,040
168,200	Broadcom Corp.	7,325,110
204,400	Ciena Corp. *	4,302,620
205,100	Cisco Systems, Inc. *	4,149,173
74,900	EMC Corp. *	1,715,210
28,100	F5 Networks, Inc. *	3,657,496
417,200	Intel Corp.	8,773,716
103,200	International Business Machines Corp.	15,145,632
111,700	Juniper Networks, Inc. *	4,123,964
65,200	Linear Technology Corp.	2,255,268
185,200	Marvell Technology Group, Ltd. *	3,435,460
240,100	QUALCOMM, Inc.	11,882,549
37,100	Research In Motion, Ltd. *	2,156,623
167,000	Seagate Technology *	2,510,010
83,000	Veeco Instruments, Inc. *	3,565,680

		99,057,803

Energy Minerals - 8.2%
36,600	Apache Corp.	4,363,818
87,000	Chevron Corp.	7,938,750
40,800	Murphy Oil Corp.	3,041,640
99,400	Occidental Petroleum Corp.	9,751,140
96,500	Southwestern Energy Co. *	3,611,995

Quantity	Name of Issuer	Fair Value ($)

91,700	Suncor Energy, Inc.	3,511,193
55,300	Ultra Petroleum Corp. *	2,641,681

		34,860,217

Finance - 4.8%
34,600	ACE, Ltd.	2,153,850
41,200	Aflac, Inc.	2,324,916
8,600	CME Group, Inc.	2,767,050
35,200	Franklin Resources, Inc.	3,914,592
21,000	Goldman Sachs Group, Inc.	3,531,360
79,700	JPMorgan Chase & Co.	3,380,874
43,900	Prudential Financial, Inc.	2,577,369

		20,650,011

Health Services - 1.3%
28,000	McKesson Corp.	1,970,640
54,300	Medco Health Solutions, Inc.*	3,326,961

		5,297,601

Health Technology - 7.5%
40,200	Abbott Laboratories	1,925,982
28,800	Allergan, Inc.	1,977,696
105,100	Celgene Corp. *	6,215,614
54,900	Genzyme Corp. *	3,908,880
82,600	Gilead Sciences, Inc. *	2,993,424
8,100	Intuitive Surgical, Inc. *	2,087,775
31,050	Johnson & Johnson	1,920,443
107,500	St. Jude Medical, Inc. *	4,595,625
60,500	Thermo Fisher Scientific, Inc.*	3,349,280
45,740	Varian Medical Systems, Inc.*	3,168,867

		32,143,586

Industrial Services - 2.3%
52,200	McDermott International, Inc. *	1,080,018
77,100	Schlumberger, Ltd.	6,437,850
67,900	Seadrill, Ltd.	2,303,168

		9,821,036

Non-Energy Minerals - 1.5%
19,600	Allegheny Technologies, Inc.	1,081,528
43,600	Freeport-McMoRan Copper & Gold, Inc.	5,235,924

		6,317,452

Process Industries - 2.2%
95,200	Ecolab, Inc.	4,799,984
48,900	Praxair, Inc.	4,668,483

		9,468,467

Producer Manufacturing - 9.4%
48,400	3M Co.	4,176,920
158,900	ABB, Ltd., ADR *	3,567,305
102,700	Danaher Corp.	4,844,359
75,800	Deere & Co.	6,295,190
87,800	Emerson Electric Co.	5,019,526

See accompanying notes to financial statements.

22	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Quantity	Name of Issuer	Fair Value ($)
40,100	Flowserve Corp.	4,780,722
31,600	Goodrich Corp.	2,783,012
20,900	Precision Castparts Corp.	2,909,489
74,000	United Technologies Corp.	5,825,280

		40,201,803

Retail Trade - 8.3%
14,500	Amazon.com, Inc. *	2,610,000
50,961	Costco Wholesale Corp.	3,679,894
127,700	CVS Caremark Corp.	4,440,129
114,800	Home Depot, Inc.	4,024,888
100,600	Kohl’s Corp. *	5,466,604
117,500	Target Corp.	7,065,275
47,900	TJX Cos., Inc.	2,126,281
109,400	Wal-Mart Stores, Inc.	5,899,942

		35,313,013

Technology Services - 13.5%
125,100	Accenture, PLC	6,066,099
127,700	Adobe Systems, Inc. *	3,930,606
89,000	Cognizant Technology Solutions Corp. *	6,522,810
26,100	Dolby Laboratories, Inc. *	1,740,870
20,900	Google, Inc. *	12,413,973
246,400	Microsoft Corp.	6,879,488
391,100	Oracle Corp.	12,241,430
24,200	Salesforce.com, Inc. *	3,194,400
51,500	VMware, Inc. *	4,578,865

		57,568,541

Quantity	Name of Issuer	Fair Value ($)
Transportation - 2.2%
39,300	Expeditors International of Washington, Inc.	2,145,780
56,400	Union Pacific Corp.	5,226,024
28,100	United Parcel Service, Inc.	2,039,498

		9,411,302

Utilities - 1.0%
86,000	Calpine Corp. *	1,147,240
51,400	Wisconsin Energy Corp.	3,025,404

		4,172,644

Total Common Stocks (cost: $339,781,508)		424,108,760

Short-Term Securities - 1.1%
4,907,160	Wells Fargo Adv. Govt. Money Mkt., 0.02%
Total Short-Term Securities (cost: $4,907,160)		4,907,160

Total Investments in Securities - 100.5% (cost: $344,688,668)		429,015,920
Other Assets and Liabilities, net (0.5%)		(2,204,754)

Total Net Assets - 100.0%		$426,811,166

*	Non-income producing security.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

    ADR — American Depositary Receipt

    PLC — Public Limited Company

A summary of the inputs used to value the Fund’s net assets as of December 31, 2010 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Common Stocks **	$424,108,760	—	—	$424,108,760
Short-Term Securities	4,907,160	—	—	4,907,160

Total:	$429,015,920	—	—	$429,015,920

**	For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

DECEMBER 31, 2010	23

Sit Mid Cap Growth Fund

OBJECTIVE & STRATEGY

The objective of the Sit Mid Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing at least 80% of its net assets in the common stocks of growth companies with capitalizations of $2 billion to $15 billion at the time of purchase.

The Sit Mid Cap Growth Fund’s return for the second half of 2010 was +29.73%, compared to +30.71% for the Russell Midcap® Growth Index. The S&P Mid Cap Index gained +28.39% during the period.

Stock prices surged during the second half of 2010, as investors gained confidence in the economic recovery. Small and mid cap stocks performed particularly well, which is not unusual in the early stages of an economic recovery. Despite the strong run-up in share prices, we do not believe valuations are a constraining factor, as gains in stocks have coincided with significant growth in corporate earnings, driven by accelerating revenues in most sectors. We do expect, however, that stock returns will be more modest in 2011, due in part to more difficult earnings comparisons in the year ahead.

In terms of our current strategy, nothing has materially altered the key investment themes and sector strategies that we have highlighted over the past several quarters. We continue to emphasize companies benefiting from a cyclical pickup in the global economy and firms with significant exposure to emerging economies. We feel strongly that an emphasis on “quality” is particularly important, as risks to the fragile economic recovery still exist (e.g., housing, excessive debt, geopolitics). The Fund remains well diversified among sectors, with the largest sector weights in electronic technology, technology services and producer manufacturing. We feel these sectors offer the most attractive combination of cyclical and secular growth. For example, while both technology and manufacturing companies will benefit presently from an increase in corporate capital spending, technology companies that are exposed to dynamic areas, such as wireless communications, have excellent long-term prospects. Long-term growth prospects are also excellent for manufacturing companies that are benefiting from infrastructure growth in developing economies. Conversely, the Fund remains underweighted in sectors most dependent on the U.S, consumer, including retail trade and consumer services. We believe growth in these sectors will be more difficult over the long term due to a subpar recovery in labor markets and elevated consumer debt levels.

Although the Fund generated a strong absolute return over the past six months, it modestly lagged the gain for the Russell Midcap® Growth Index. Relative to this index, the key reasons for underperformance were stock selection in several sectors, including health technology, technology services, and consumer services. Stocks that lagged over the period included NuVasive (-28%), Amylin Pharmaceuticals (-22%), Strayer Education (-31%) and Devry (-16%). While the Fund’s holdings in the technology services sector appreciated during the quarter, relative returns were impacted by the absence of Priceline, which is heavily-weighted in the Index and gained +126%

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the Russell Midcap® Growth Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 Russell Midcap® Growth Index is an unmanaged index that measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

over the period. On the positive side, strong stock selection in electronic technology, consumer non-durables and consumer durables aided performance during the second half of the year. In terms of individual stocks, the most significant contributors included F5 Networks (+90% six-month return), Fossil (+103%), AGCO (+88%) and Cognizant Technologies Solutions (+46%).

Our research team remains committed and focused on identifying long-term investment opportunities that will help our shareholders achieve their investment goals over the long term.

Roger J. Sit

Kent L. Johnson

Matthew T. Loucks

Robert W. Sit

Portfolio Managers

24	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of December 31, 2010

	Sit Mid Cap Growth Fund	Russell Midcap® Growth Index [1]	Russell Midcap® Index [2]
Six Month	29.73%	30.71%	28.12%
One Year	27.10	26.38	25.48
Five Year	4.17	4.88	4.66
Ten Year	-0.02	3.12	6.54
Since Inception (9/2/82)	12.06	n/a	n/a

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains and all fee waivers. Without the fee waivers total return and yield figures would have been lower. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 Russell Midcap® Growth Index is an unmanaged index that measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

2 Russell Midcap® Index is an unmanaged index that measures the performance of approximately 800 of the smallest companies in the Russell 1000® Index.

PORTFOLIO SUMMARY
Net Asset Value 12/31/10:	$15.01 Per Share
Net Asset Value 6/30/10:	$11.57 Per Share
Total Net Assets:	$162.0 Million
Weighted Average Market Cap:	$12.7 Billion

TOP 10 HOLDINGS

  1. Cognizant Technology Solutions Corp.

  2. Cummins, Inc.

  3. F5 Networks, Inc.

  4. Snap-On, Inc.

  5. Citrix Systems, Inc.

  6. Affiliated Managers Group, Inc.

  7. Broadcom Corp.

  8. Ecolab, Inc.

  9. ANSYS, Inc.

10. Celgene Corp.

Based on total net assets as of December 31, 2010. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of December 31, 2010. Subject to change.

DECEMBER 31, 2010	25

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2010

Sit Mid Cap Growth Fund

Quantity	Name of Issuer	Fair Value ($)

Common Stocks - 100.2%
Communications - 1.2%
23,650	Akamai Technologies, Inc. *	1,112,732
15,000	American Tower Corp. *	774,600

		1,887,332

Consumer Durables - 4.6%
69,200	Activision Blizzard, Inc.	860,848
24,300	Fossil, Inc. *	1,712,664
49,900	Snap-On, Inc.	2,823,342
44,700	Tupperware Brands Corp.	2,130,849

		7,527,703

Consumer Non-Durables - 6.3%
51,900	Alberto-Culver Co.	1,922,376
23,500	Avon Products, Inc.	682,910
54,500	Central European Distribution Corp. *	1,248,050
44,100	Coach, Inc.	2,439,171
62,300	Coca-Cola Enterprises, Inc.	1,559,369
29,000	Guess?, Inc.	1,372,280
18,000	Hansen Natural Corp. *	941,040

		10,165,196

Consumer Services - 1.7%
60,600	International Game Technology	1,072,014
39,532	Marriott International, Inc.	1,642,159

		2,714,173

Electronic Technology - 16.0%
42,750	Analog Devices, Inc.	1,610,392
1,500	Apple, Inc. *	483,840
34,400	Atmel Corp. *	423,808
58,075	Broadcom Corp.	2,529,166
76,000	Ciena Corp. *	1,599,800
25,800	F5 Networks, Inc. *	3,358,128
44,000	Finisar Corp. *	1,306,360
49,900	Juniper Networks, Inc. *	1,842,308
33,400	KLA-Tencor Corp.	1,290,576
46,700	Linear Technology Corp.	1,615,353
115,600	Marvell Technology Group, Ltd. *	2,144,380
35,500	NetApp, Inc. *	1,951,080
14,400	Research In Motion, Ltd. *	837,072
106,800	Seagate Technology *	1,605,204
56,800	Synaptics, Inc. *	1,668,784
40,500	Veeco Instruments, Inc. *	1,739,880

		26,006,131

Energy Minerals - 4.8%
11,000	Apache Corp.	1,311,530
20,200	EQT Corp.	905,768
22,400	Murphy Oil Corp.	1,669,920
32,800	Southwestern Energy Co. *	1,227,704
28,800	Ultra Petroleum Corp. *	1,375,776

Quantity	Name of Issuer	Fair Value ($)

9,900	Walter Energy, Inc.	1,265,616

		7,756,314

Finance - 8.5%
24,950	ACE, Ltd.	1,553,138
26,700	Affiliated Managers Group, Inc. *	2,649,174
25,200	Aflac, Inc.	1,422,036
16,500	Ameriprise Financial, Inc.	949,575
15,300	IntercontinentalExchange, Inc. *	1,822,995
47,700	Marsh & McLennan Cos., Inc.	1,304,118
9,300	PartnerRe, Ltd.	747,255
27,100	T Rowe Price Group, Inc.	1,749,034
106,900	TCF Financial Corp.	1,583,189

		13,780,514

Health Services - 3.8%
43,500	Allscripts Healthcare Solutions, Inc. *	838,245
25,200	Covance, Inc. *	1,295,532
37,800	Express Scripts, Inc. *	2,043,090
9,400	Laboratory Corp. of America Holdings *	826,448
13,400	Stericycle, Inc. *	1,084,328

		6,087,643

Health Technology - 8.4%
7,100	Alcon, Inc.	1,160,140
23,400	Allergan, Inc.	1,606,878
43,200	Amylin Pharmaceuticals, Inc. *	635,472
41,400	Celgene Corp. *	2,448,396
13,800	Edwards Lifesciences Corp. *	1,115,592
28,900	Gilead Sciences, Inc. *	1,047,336
13,400	IDEXX Laboratories, Inc. *	927,548
3,946	Intuitive Surgical, Inc. *	1,017,082
44,088	NuVasive, Inc. *	1,130,857
29,450	Thermo Fisher Scientific, Inc. *	1,630,352
12,600	Varian Medical Systems, Inc. *	872,928

		13,592,581

Industrial Services - 4.7%
42,600	Aecom Technology Corp. *	1,191,522
18,450	Babcock & Wilcox Co. *	472,136
28,400	Chicago Bridge & Iron Co. NV *	934,360
30,400	Jacobs Engineering Group, Inc. *	1,393,840
36,900	McDermott International, Inc. *	763,461
17,100	National Oilwell Varco, Inc.	1,149,975
14,950	Schlumberger, Ltd.	1,248,325
12,500	Seadrill, Ltd.	424,000

		7,577,619

Non-Energy Minerals - 1.9%
20,300	Allegheny Technologies, Inc.	1,120,154

See accompanying notes to financial statements.

26	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Quantity	Name of Issuer	Fair Value ($)

26,500	Haynes International, Inc.	1,108,495
38,700	Stillwater Mining Co. *	826,245

		3,054,894

Process Industries - 6.3%
17,200	Airgas, Inc.	1,074,312
43,300	Albemarle Corp.	2,415,274
11,500	CF Industries Holdings, Inc.	1,554,225
49,500	Ecolab, Inc.	2,495,790
10,600	FMC Corp.	846,834
36,700	Scotts Miracle-Gro Co.	1,863,259

		10,249,694

Producer Manufacturing - 10.9%
31,600	AGCO Corp. *	1,600,856
40,125	AMETEK, Inc.	1,574,906
30,000	Cooper Industries, PLC	1,748,700
31,300	Cummins, Inc.	3,443,313
14,800	Flowserve Corp.	1,764,456
16,400	Precision Castparts Corp.	2,283,044
24,700	Rockwell Collins, Inc.	1,439,022
29,000	SPX Corp.	2,073,210
45,000	Trimble Navigation, Ltd. *	1,796,850

		17,724,357

Retail Trade - 6.3%
10,700	BJ’s Wholesale Club, Inc. *	512,530
62,200	Dick’s Sporting Goods, Inc. *	2,332,500
64,900	GameStop Corp. *	1,484,912
32,600	Macy’s, Inc.	824,780
18,300	Nordstrom, Inc.	775,554
47,300	TJX Cos., Inc.	2,099,647
63,300	Ulta Salon Cosmetics & Fragrance, Inc. *	2,152,200

		10,182,123

Technology Services - 11.1%
54,190	Adobe Systems, Inc. *	1,667,968
44,700	Amdocs, Ltd. *	1,227,909
47,100	ANSYS, Inc. *	2,452,497

Quantity	Name of Issuer	Fair Value ($)

52,800	Autodesk, Inc. *	2,016,960
41,000	Citrix Systems, Inc. *	2,804,810
47,200	Cognizant Technology Solutions Corp. *	3,459,288
30,000	Dolby Laboratories, Inc. *	2,001,000
17,700	Salesforce.com, Inc. *	2,336,400

		17,966,832

Transportation - 2.3%
19,700	CH Robinson Worldwide, Inc.	1,579,743
38,700	Expeditors International of Washington, Inc.	2,113,020

		3,692,763

Utilities - 1.4%
51,500	Calpine Corp. *	687,010
25,100	UGI Corp.	792,658
12,800	Wisconsin Energy Corp.	753,408

		2,233,076

Total Common Stocks (cost: $119,427,994)		162,198,945

Short-Term Securities - 0.7%
1,146,048	Wells Fargo Adv. Govt. Money Mkt., 0.02%
Total Short-Term Securities (cost: $1,146,048)		1,146,048

Total Investments in Securities - 100.9% (cost: $120,574,042)		163,344,993
Other Assets and Liabilities, net (0.9%)		(1,389,843)

Total Net Assets - 100.0%		$161,955,150

*	Non-income producing security.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

PLC — Public Limited Company

A summary of the inputs used to value the Fund’s net assets as of December 31, 2010 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities

	Level 1 Quoted Price	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total

Common Stocks **	$162,198,945	—	—	$162,198,945

Short-Term Securities	1,146,048	—	—	1,146,048

Total:	$163,344,993	—	—	$163,344,993

**	For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

DECEMBER 31, 2010	27

Sit Small Cap Growth Fund

OBJECTIVE & STRATEGY

The objective of the Sit Small Cap Growth Fund is to maximize long-term capital appreciation. The Fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets in common stocks of companies with capitalizations at the time of purchase of up to $3.0 billion, or up to the market capitalization of the largest company included in the Russell 2000 Index measured at the end of the previous twelve months.

The Adviser invests in a diversified group of growing small companies it believes exhibit the potential for superior growth. The Adviser believes that a company’s earnings growth is the primary determinant of its potential long-term return and evaluates a company’s potential for above average long-term earnings and revenue growth.

The Sit Small Cap Growth Fund returned +27.08% over the past six months. This compares to the six-month return of +32.14% for the Russell 2000® Growth Index and the +29.38% return for the Russell 2000® Index.

Stock prices surged during the second half of 2010, as investors gained confidence that economic conditions were improving around the world. Small cap stocks dramatically outperformed their large cap peers, which is not unusual in the early stages of an economic recovery. In addition, small cap stocks were beneficiaries of increasing mergers and acquisitions activity over the past year, and we expect this to continue in 2011. The rationale is quite simple: large companies have very strong balance sheets, interest income on cash is very low, and other growth opportunities may be more limited in a moderate economic recovery. We anticipate, therefore, that large companies will be on the hunt for small companies that can either boost growth prospects or help build economies of scale. In our view, M&A (mergers and acquisitions) activity will likely be significant in many sectors, including technology, health care, energy and capital goods.

Despite strong absolute returns during the second half of 2010, the Fund lagged the Russell 2000® Growth Index over the period. Relative performance was negatively impacted by stock selection in health technology, energy minerals and consumer services. The Fund’s position in Thoratec was particularly costly over the period, as the stock fell 34%. The company, which makes a product used to prevent end-stage heart failure, fell out of favor with investors when a competitor’s products had positive trial results. We continue to own the stock, however, given the large market opportunity (even for two companies). Other holdings that hurt performance during the period included Amylin Pharmaceuticals, TCF Financial, NuVasive, Intuitive Surgical and Icon. Conversely, holdings in commercial services, retail trade and technology services positively impacted returns over the period. In terms of individual stocks, Informatica, F5 Networks, Skyworks Solutions, Ciena and CF Industries had the most positive impact on relative returns. Each of these stocks rose +60% or more during the period.

Looking ahead, we believe the odds favor a continuance of economic growth in 2011 and a favorable environment for small cap stocks. While the Fund remains positioned in companies that we believe can benefit from a cyclical recovery in the global economy,

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the Russell 2000® Growth Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 Russell 2000® Growth Index is an unmanaged index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

we believe risks must also be considered. These include high consumer and government debt levels, rising inflation in emerging markets, and continued stresses in the U.S. housing market. We believe, therefore, that diversification among sectors and a focus on fundamentally strong companies are keys to manage and mitigate potential downside. Fortunately, our investment staff continues to identify attractive themes within many sectors. For example, innovation in wireless communications is driving growth for many technology companies. Capital goods companies are benefitting from booming infrastructure growth in emerging economies. And our analysis of long-term supply and demand trends points to a very positive outlook for commodities, particularly relating to agriculture and energy.

We remain enthusiastic about the Fund’s prospects in the year ahead, and appreciate shareholders’ continued interest.

Roger J. Sit	Matt T. Loucks	Michael J. Stellmacher
Kent L. Johnson	Robert W. Sit	Portfolio Managers

28	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of December 31, 2010

	Sit Small Cap Growth Fund	Russell 2000® Growth Index [1]	Russell 2000® Index [2]

Six Month	27.08%	32.14%	29.38%
One Year	27.28	29.09	26.86
Five Year	4.67	5.30	4.47
Ten Year	1.26	3.78	6.33
Since Inception (7/1/94)	10.73	6.68	8.85

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 Russell 2000® Growth Index is an unmanaged index that measures the perfor- mance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

2 Russell 2000® Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, an index consisting of the 3,000 largest U.S. companies based on market capitalization.

PORTFOLIO SUMMARY

Net Asset Value 12/31/10:	$39.80 Per Share
Net Asset Value 6/30/10:	$31.32 Per Share
Total Net Assets:	$73.4 Million
Weighted Average Market Cap:	$3.7 Billion

TOP 10 HOLDINGS

  1. Informatica Corp.

  2. Skyworks Solutions, Inc.

  3. Ciena Corp.

  4. F5 Networks, Inc.

  5. ANSYS, Inc.

  6. Alexion Pharmaceuticals, Inc.

  7. Ulta Salon Cosmetics & Fragrance, Inc.

  8. Ultimate Software Group, Inc.

  9. Core Laboratories NV

10. Affiliated Managers Group, Inc.

Based on total net assets as of December 31, 2010. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of December 31, 2010. Subject to change.

DECEMBER 31, 2010	29

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2010

Sit Small Cap Growth Fund

Quantity	Name of Issuer	Fair Value ($)

Common Stocks - 99.5%
Commercial Services - 1.0%
7,800	Factset Research Systems, Inc.	731,328

Communications - 1.5%
9,250	SBA Communications Corp. *	378,695
42,300	TW Telecom, Inc. *	721,215

		1,099,910

Consumer Durables - 5.1%
5,800	Fossil, Inc. *	408,784
10,700	Polaris Industries, Inc.	834,814
22,100	Snap-On, Inc.	1,250,418
25,400	Tupperware Brands Corp.	1,210,818

		3,704,834

Consumer Non-Durables - 4.5%
10,300	Alberto-Culver Co.	381,512
24,800	Central European Distribution Corp. *	567,920
13,200	Guess?, Inc.	624,624
18,500	Hansen Natural Corp. *	967,180
34,600	True Religion Apparel, Inc. *	770,196

		3,311,432

Consumer Services - 2.2%
15,400	Buffalo Wild Wings, Inc. *	675,290
7,975	Capella Education Co. *	530,975
17,300	Red Robin Gourmet Burgers, Inc. *	371,431

		1,577,696

Electronic Technology - 16.0%
15,400	Atmel Corp. *	189,728
72,400	Ciena Corp. *	1,524,020
11,500	F5 Networks, Inc. *	1,496,840
27,100	Finisar Corp. *	804,599
27,600	Meru Networks, Inc. *	425,592
20,800	MICROS Systems, Inc. *	912,288
20,000	Microsemi Corp. *	458,000
22,900	Rubicon Technology, Inc. *	482,732
59,700	Skyworks Solutions, Inc. *	1,709,211
28,900	Synaptics, Inc. *	849,082
17,900	Varian Semiconductor Equipment Assoc., Inc. *	661,763
21,600	Veeco Instruments, Inc. *	927,936
15,500	VeriFone Systems, Inc. *	597,680
31,900	Volterra Semiconductor Corp. *	738,804

		11,778,275

Energy Minerals - 4.0%
7,700	Atlas Energy, Inc. *	338,569
26,500	Brigham Exploration Co. *	721,860
20,800	Gas Natural, Inc.	218,192

Quantity	Name of Issuer	Fair Value ($)

33,700	Northern Oil and Gas, Inc. *	916,977
19,300	Southwestern Energy Co. *	722,399

		2,917,997

Finance - 5.4%
13,175	Affiliated Managers Group, Inc. *	1,307,224
8,900	Allied World Assurance Co. Holdings, Ltd.	529,016
16,800	Hanover Insurance Group, Inc.	784,896
8,900	Stifel Financial Corp. *	552,156
55,100	TCF Financial Corp.	816,031

		3,989,323

Health Services - 2.7%
39,300	Allscripts Healthcare Solutions, Inc. *	757,311
14,300	Covance, Inc. *	735,163
5,800	Stericycle, Inc. *	469,336

		1,961,810

Health Technology - 12.3%
17,300	Alexion Pharmaceuticals, Inc. *	1,393,515
44,100	Amylin Pharmaceuticals, Inc. *	648,711
16,400	Celgene Corp. *	969,896
10,900	Gen-Probe, Inc. *	636,015
9,300	Haemonetics Corp. *	587,574
2,000	Intuitive Surgical, Inc. *	515,500
15,700	Meridian Bioscience, Inc.	363,612
22,900	NuVasive, Inc. *	587,385
19,400	PerkinElmer, Inc.	500,908
9,600	Techne Corp.	630,432
33,000	Thoratec Corp. *	934,560
9,300	United Therapeutics Corp. *	587,946
23,300	Volcano Corp. *	636,323

		8,992,377

Industrial Services - 7.3%
17,500	Atwood Oceanics, Inc. *	653,975
4,700	CARBO Ceramics, Inc.	486,638
19,100	Chicago Bridge & Iron Co. NV *	628,390
14,900	Core Laboratories NV	1,326,845
15,600	Lufkin Industries, Inc.	973,284
22,600	McDermott International, Inc. *	467,594
19,300	URS Corp. *	803,073

		5,339,799

Non-Energy Minerals - 1.7%
7,150	Allegheny Technologies, Inc.	394,537
11,200	Haynes International, Inc.	468,496
17,600	Stillwater Mining Co. *	375,760

		1,238,793

Process Industries - 2.7%
5,200	CF Industries Holdings, Inc.	702,780

See accompanying notes to financial statements.

30	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Quantity	Name of Issuer	Fair Value ($)
2,800	Dionex Corp. *	330,428
18,800	Scotts Miracle-Gro Co.	954,476

		1,987,684

Producer Manufacturing - 10.6%

25,500	AMETEK, Inc.	1,000,875
12,500	Anixter International, Inc.	746,625
6,700	Esterline Technologies Corp. *	459,553
21,300	IDEX Corp.	833,256
18,200	Kaydon Corp.	741,104
12,200	MTS Systems Corp.	457,012
20,100	Rofin-Sinar Technologies, Inc. *	712,344
12,300	Thomas & Betts Corp. *	594,090
27,400	Trimble Navigation, Ltd. *	1,094,082
10,500	Wabtec Corp.	555,345
15,400	Woodward Governor Co.	578,424

		7,772,710

Retail Trade - 6.2%

2,200	BJ’s Wholesale Club, Inc. *	105,380
20,700	Casey’s General Stores, Inc.	879,957
24,000	Cato Corp.	657,840
23,900	Dick’s Sporting Goods, Inc. *	896,250
27,700	GameStop Corp. *	633,776
40,600	Ulta Salon Cosmetics & Fragrance, Inc. *	1,380,400

		4,553,603

Technology Services - 14.7%
27,800	ANSYS, Inc. *	1,447,546
27,400	AsiaInfo-Linkage, Inc. *	454,018
10,500	Citrix Systems, Inc. *	718,305
24,800	Concur Technologies, Inc. *	1,287,864
10,800	Dolby Laboratories, Inc. *	720,360

Quantity	Name of Issuer	Fair Value ($)
41,000	Informatica Corp. *	1,805,230
27,400	Quest Software, Inc. *	760,076
23,500	Solera Holdings, Inc.	1,206,020
22,900	Syntel, Inc.	1,094,391
27,300	Ultimate Software Group, Inc. *	1,327,599

		10,821,409

Transportation - 0.6%
13,400	HUB Group, Inc. *	470,876

Utilities - 1.0%
6,600	ITC Holdings Corp.	409,068
11,300	UGI Corp.	356,854

		765,922

Total Common Stocks (cost: $51,859,744)		73,015,778

Short-Term Securities - 0.5%
407,006	Wells Fargo Adv. Govt. Money Mkt., 0.02%
Total Short-Term Securities (cost: $407,006)		407,006

Total Investments in Securities - 100.0% (cost: $52,266,750)		73,422,784
Other Assets and Liabilities, net 0.0%		(9,995)

Total Net Assets - 100.0%		$73,412,789

*	Non-income producing security.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

ADR — American Depositary Receipt

A summary of the inputs used to value the Fund’s net assets as of December 31, 2010 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Common Stocks **	$73,015,778	—	—	$73,015,778
Short-Term Securities	407,006	—	—	407,006
Total:	$73,422,784	—	—	$73,422,784

**	For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

DECEMBER 31, 2010	31

Sit International Growth Fund

OBJECTIVE & STRATEGY

The objective of the International Growth Fund is long-term growth. The Fund seeks to achieve its objective by investing at least 90% of its net assets in common stocks of growth companies domiciled outside the United States.

In selecting investments for the Fund, the Adviser begins by selecting countries or regions in which to invest by considering several factors affecting the economy and equity market of foreign countries and regions. After the country and regional allocations are determined, the Adviser seeks industries and sectors that it believes have earnings growth prospects that are greater than the average. Within the selected industries and sectors, the Adviser invests in foreign growth-oriented companies it believes exhibit the potential for superior growth.

The Sit International Growth Fund returned +24.34% in the past six months while the MSCI EAFE Growth Index returned +25.74% for the same period. The Fund and most international equity markets experienced positive performance for the last six months of 2010, as stocks positively responded to improved economic data and better-than-expected earnings. This positive market sentiment fluctuated with news surrounding the European debt crisis and the impact on world markets along with a sustained recovery and the impact of the Chinese tightening measures. While the Fund experienced significant positive absolute performance, it did slightly underperform the Index by 140 basis points.

The Fund is strategically positioned with high-quality, attractively-valued stocks across a wide variety of sectors. The energy sector, in which the Fund is materially overweight, significantly contributed to performance while the heavily-weighted industrial sector had excellent stock selection. The Fund’s underweight in the more defensive sectors of health care and consumer staples also helped the performance on a relative basis. However, the overweight in financials, although underweight in Europe, detracted from relative performance along with the underweight in the materials sector.

On a regional basis, the positive allocation effect was more than offset by the negative stock selection and currency effect. Regionally, Europe ex-UK and Canada were the largest detracting regions given dismal stock selection albeit Europe was underweight versus the Index. The emerging markets of Latin America and Asia ex-Japan positively impacted performance due to stock selection and the overweight position. Additionally, the underweight in Japan contributed to Fund’s performance. In regards to currency, the overweight of dollar-pegged and dollar-denominated securities along with the underweight of appreciating currencies (mainland European currencies) accounted for the bulk of the negative currency impact. However, the underweight in the UK (British pound) partly mitigated the currency impact.

We are maintaining an underweight in Europe versus the Index as the debt crisis remains unresolved and austerity measures take hold. Within Europe, the Fund’s holdings have exposure to emerging markets, global exporters, and domestic consumption companies. In Japan, the Fund has been gradually increasing its export exposure in anticipation of a weak yen but is still significantly underweight

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the MSCI EAFE Growth Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 MSCI EAFE Growth Index (Europe Australasia, Far East) is an unmanaged free float-adjusted market capitalization index that measures the equity market performance of growth oriented developed market stocks within Europe, Australasia and the Far East. It is not possible to invest directly in an index.

the Index, owning a diversified portfolio of globally dominant export companies and domestic consumption plays. The Fund remains significantly overweight Asia ex-Japan versus the Index preferring material stocks, which continue to see strong demand for raw materials as Asian countries develop their infrastructure. Further, supply pressure remains given China’s decision to reduce exports of rare-earth metals, crucial to hybrid automobiles, wind turbines, and high tech electronics. In addition, the Fund has exposure to consumer-oriented stocks that will benefit from the growth of the middle class. Given the volatility and general uncertainty, the Fund continues to hold a diversified and high quality portfolio, focused on companies with dominant market share, high sales and earnings growth, operating margin leverage, free cash flow, and healthy balance sheets. We believe this focus will reward shareholders over the long term.

Roger J. Sit	Tasha M. Murdoff	Janet K. Kinzler
Portfolio Managers

32	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of December 31, 2010

	Sit International Growth Fund	MSCI EAFE Growth Index [1]	MSCI EAFE Index [2]
Six Month	24.34%	25.74%	24.18%
One Year	9.51	12.25	7.75
Five Year	1.08	3.46	2.46
Ten Year	-1.92	2.69	3.50
Since Inception (11/1/91)	3.96	3.98	5.49

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains and all fee waivers. Without the fee waivers total return and yield figures would have been lower. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 MSCI EAFE Growth Index (Europe Australasia, Far East) is an unmanaged free float-adjusted market capitalization index that measures the equity market performance of growth oriented developed market stocks within Europe, Australasia and the Far East. It is not possible to invest directly in an index.

2 MSCI EAFE Index (Europe Australasia, Far East) is an unmanaged free float-adjusted market capitalization index that measures the equity market performance of developed markets, excluding the US & Canada.

FUND DIVERSIFICATION - BY REGION

	Sit Int’l Growth Fund	MSCI EAFE Growth Index
Europe	51.4%	56.5%
Asia	35.5%	42.8%
Other	11.1%	0.7%
Cash & Other Net Assets	2.0%	—

Based on total net assets as of December 31, 2010. Subject to change.

PORTFOLIO SUMMARY

Net Asset Value 12/31/10:	$14.38 Per Share
Net Asset Value: 6/30/10:	$11.67 Per Share
Total Net Assets:	$24.0 Million
Weighted Average Market Cap:	$56.5 Billion

TOP 10 HOLDINGS

  1. BHP Billiton, Ltd.

  2. Rio Tinto, PLC, ADR

  3. Nestle SA

  4. Royal Dutch Shell, PLC, ADR

  5. Total SA

  6. Syngenta AG

  7. Honda Motor Co., Ltd.

  8. AGCO Corp.

  9. Pearson, PLC, ADR

10. Telefonica SA

Based on total net assets as of December 31, 2010. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of December 31, 2010. Subject to change.

DECEMBER 31, 2010	33

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2010

Sit International Growth Fund

Quantity	Name of Issuer	Fair Value ($)

Common Stocks - 97.0%
Africa/Middle East - 1.4%
Israel - 0.8%
3,700	Teva Pharmaceutical Industries, Ltd., ADR	192,881

South Africa - 0.6%
2,600	Sasol, Ltd., ADR	135,330

Asia - 34.5%
Australia - 9.8%
10,100	Australia & New Zealand Banking Group, Ltd.	241,239
25,400	BHP Billiton, Ltd.	1,181,126
9,700	Rio Tinto, PLC, ADR	695,102
2,100	Westpac Banking Corp., ADR	240,366

		2,357,833

China/Hong Kong - 8.5%
7,300	AsiaInfo-Linkage, Inc. *	120,961
16,700	China Unicom Hong Kong, Ltd., ADR	237,975
7,900	Hong Kong Exchanges & Clearing, Ltd.	179,114
16,270	HSBC Holdings, PLC	166,281
27,150	HSBC Holdings, PLC	277,241
17,000	Hutchison Whampoa, Ltd.	174,884
28,000	Li & Fung, Ltd.	162,457
1,300	New Oriental Education & Tech. Group, ADR *	136,799
4,100	Standard Chartered, PLC	110,682
13,600	Sun Hung Kai Properties, Ltd.	225,646
46,000	Tsingtao Brewery Co., Ltd.	240,650

		2,032,690

Japan - 14.1%
5,300	Aflac, Inc.	299,079
5,000	Canon, Inc.	256,826
35,000	Daicel Chemical Industries, Ltd.	254,693
1,300	Fanuc, Ltd.	198,713
9,600	Honda Motor Co., Ltd.	378,900
7,000	Kao Corp.	188,126
13,000	Kirin Holdings Co., Ltd.	181,819
6,800	Komatsu, Ltd.	204,659
32,000	Kubota Corp.	301,476
24,000	Mitsui OSK Lines, Ltd.	162,627
5,100	Oracle Corp.	250,002
1,500	SMC Corp.	255,970
5,600	Sony Corp., ADR	199,976
3,400	Yamada Denki Co., Ltd.	231,306

		3,364,172

South Korea - 1.1%
650	Samsung Electronics Co., Ltd., GDR	271,764

Taiwan - 1.0%
7,500	HTC Corp.	231,216

Quantity	Name of Issuer	Fair Value ($)

Europe - 51.4%
Denmark - 0.5%
2,000	Pandora A/S *	120,472

France - 7.0%
3,260	Alstom SA	156,256
6,925	AXA SA	115,270
3,500	BNP Paribas	222,903
3,300	Dassault Systemes SA	249,121
3,675	Schlumberger, Ltd.	306,862
7,900	Total SA	420,774
7,000	Veolia Environnement	204,900

		1,676,086

Germany - 6.1%
4,700	Adidas AG	305,731
6,800	Aixtron AG, ADR	252,960
1,800	Allianz SE	213,868
1,575	Muenchener Rueckver	238,541
515	Rational AG	113,828
2,800	Siemens AG	346,849

		1,471,777

Italy - 2.0%
44,428	Enel SPA	222,631
5,000	Tenaris SA, ADR	244,900

		467,531

Luxembourg - 1.0%
2,500	Millicom International Cellular SA	239,000

Netherlands - 3.3%
5,400	ASML Holding NV	207,036
19,988	ING Groep NV *	194,998
5,275	Philips Electronics	161,717
8,925	TNT NV	236,029

		799,780

Norway - 0.8%
5,800	Seadrill, Ltd.	196,736

Poland - 1.0%
10,700	Central European Distribution Corp. *	245,030

Spain - 3.5%
11,200	Banco Bilbao Vizcaya SA, ADR	113,904
14,700	Banco Santander SA, ADR	156,555
2,653	Inditex SA	198,586
16,075	Telefonica SA	366,993

		836,038

Switzerland - 11.6%
11,500	ABB, Ltd., ADR *	258,175
3,100	Credit Suisse Group AG	124,852
1,800	Kuehne & Nagel International	250,432
10,200	Nestle SA	597,553
3,959	Novartis AG	233,049

See accompanying notes to financial statements.

34	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Quantity	Name of Issuer	Fair Value ($)

1,980	Roche Holding AG	290,254
145	SGS SA	243,364
825	Sulzer AG	125,863
1,300	Syngenta AG	381,074
1,978	Synthes, Inc.	266,985

		2,771,601

United Kingdom - 14.6%
5,000	Anglo American, PLC	261,563
5,100	Autonomy Corp., PLC *	119,983
8,025	British American Tobacco, PLC	308,689
11,000	Burberry Group, PLC	193,324
39,300	Carphone Warehouse Group, PLC *	242,178
35,800	Centrica, PLC	185,490
4,600	Diageo, PLC, ADR	341,918
6,000	GlaxoSmithKline, PLC, ADR	235,320
23,400	Pearson, PLC, ADR	371,826
6,575	Reckitt Benckiser Group, PLC	361,722
7,600	Royal Dutch Shell, PLC, ADR	506,692
35,000	Tesco, PLC	232,086
54,000	Vodafone Group, PLC	141,757

		3,502,548

Latin America - 3.8%
Brazil - 2.3%
7,400	AGCO Corp. *	374,884
4,500	Petrobras, ADR	170,280

		545,164

Chile - 0.7%
1,925	Banco Santander Chile, ADR	179,930

Mexico - 0.8%
63,020	Wal-Mart de Mexico	180,079

North America - 5.9%
Bermuda - 1.0%
3,000	PartnerRe, Ltd.	241,050

Canada - 4.4%
3,600	Canadian National Railway Co.	239,292
1,650	Research In Motion, Ltd. *	95,915
7,300	Rogers Communications, Inc.	252,799
5,725	Royal Bank of Canada	299,761
4,200	Suncor Energy, Inc.	160,818

		1,048,585

United States - 0.5%
1,100	Lululemon Athletica, Inc. *	75,262
1,300	Veeco Instruments, Inc. *	55,848

		131,110

Total Common Stocks (cost: $17,695,592)		23,238,403

Quantity	Name of Issuer	Fair Value ($)

Exchange-Traded Funds - 1.0%
30,300	iShares MSCI India *, **
Total Exchange-Traded Funds (cost:$104,795)		246,642

Short-Term Securities - 0.1%
11,865	Wells Fargo Adv. Govt. Money Mkt., 0.02%
Total Short-Term Securities (cost: $11,865)		11,865

Total Investments in Securities - 98.1% (cost: $17,812,252)		23,496,910
Other Assets and Liabilities, net - 1.9%		456,638

Total Net Assets - 100.0%		$23,953,548

*	Non-income producing security.

**	The Fund’s total investment in India including the iShares comprises 1.0% of the Fund’s net assets.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

    ADR — American Depositary Receipt

    GDR — Global Depositary Receipt

    PLC — Public Limited Company

DECEMBER 31, 2010	35

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2010

Sit International Growth Fund (Continued)

A summary of the inputs used to value the Fund’s net assets as of December 31, 2010 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price	Level 2* Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Common Stocks
Australia	$935,468	$1,422,365	—	$2,357,833
Bermuda	241,050	—	—	241,050
Brazil	545,164	—	—	545,164
Canada	1,048,585	—	—	1,048,585
Chile	179,930	—	—	179,930
China/Hong Kong	495,735	1,536,955	—	2,032,690
Denmark	120,472	—	—	120,472
France	306,862	1,369,224	—	1,676,086
Germany	366,788	1,104,989	—	1,471,777
Israel	192,881	—	—	192,881
Italy	244,900	222,631	—	467,531
Japan	499,055	2,865,117	—	3,364,172
Luxembourg	239,000	—	—	239,000
Mexico	180,079	—	—	180,079
Netherlands	207,036	592,744	—	799,780
Norway	196,736	—	—	196,736
Poland	245,030	—	—	245,030
South Africa	135,330	—	—	135,330
South Korea	271,764	—	—	271,764
Spain	270,459	565,579	—	836,038
Switzerland	258,175	2,513,426	—	2,771,601
Taiwan	—	231,216	—	231,216
United Kingdom	1,697,934	1,804,614	—	3,502,548
United States	131,110	—	—	131,110

	9,009,543	14,228,860	—	23,238,403

Exchange-Traded Funds	246,642	—	—	246,642
Short-Term Securities	11,865	—	—	11,865

Total:	$9,268,050	$14,228,860	—	$23,496,910

*

Level 2 equity securities are primarily foreign securities where the closing price has been adjusted by application of a systematic process for events occurring after the close of the foreign exchange.

See accompanying notes to financial statements.

36	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

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DECEMBER 31, 2010	37

Sit Developing Markets Growth Fund

OBJECTIVE & STRATEGY

The Fund seeks to maximize long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 80% of its net assets in common stocks of companies domiciled or operating in a developing market. In selecting investments for the Fund, the Adviser begins by selecting countries or regions in which to invest by considering several factors affecting the economy and equity market of foreign countries and regions. After the country and regional allocations are determined, the Adviser seeks industries and sectors that appear to have strong earnings growth prospects. Within the selected industries and sectors, the Adviser invests in foreign growth-oriented companies it believes exhibit the potential for superior growth.

The Sit Developing Markets Growth Fund returned +28.39% over the last six months, outperforming the MSCI Emerging Markets return of +25.43%. This outperformance was driven by stock selection on both a sector and regional basis. Sector wise, material, utility, and technology stocks drove performance higher. On a regional basis, the Latin American and Asian regions led.

Emerging market equities were led by consumer discretionary, industrial, and material sectors, all of which appreciated in excess of 30% for the last six months of 2010. The defensive utility sector lagged rising only 10% for the same time period. The Fund remains heavily exposed to the materials and consumer discretionary sectors along with the technology, financial, and energy sectors. We are positive on the consumer theme in emerging Asia, given a young population, an increasing middle class, and high savings rates. China’s shift to a consumption/consumer-driven economy away from an export-driven economy supports our investment thesis. Within technology, the Fund has meaningful exposure to the emerging and improving technology trends in the LED and smart phone arena. Although the financial sector is a large absolute weight, the Fund remains underweight compared to the Index, particularly in regards to the Chinese banks. Although the asset quality concerns moderated in the second half of 2010, we prefer to wait for more clarity on the regulatory and policy tightening front. We like material-related companies, which should continue to see strong demand for raw materials as Asian countries develop their infrastructure. Further, supply pressure remains, given China’s decision to reduce exports of rare-earth metals, which are crucial for hybrid automobiles, wind turbines, and high tech electronics.

Relative to other global stocks, emerging market stocks continued their outperformance in the second half of 2010, as investors became less risk-averse amid signs of improvement in the global economy remained. While valuations are not as compelling as earlier this year, revenue and earnings growth should continue to support these somewhat premium valuations. Investors will continue to look for

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the MSCI Emerging Markets Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 MSCI Emerging Markets Index is an unmanaged free float-adjusted market capitalization index that measures equity market performance of emerging markets. It is not possible to invest directly in an index.

growth throughout the world and invest in companies in the emerging markets, particularly Asia ex-Japan, as growth is higher in this region. As noted earlier, the Fund offers a diversified portfolio across sectors; however, on a regional basis, is much more heavily weighted in Asia, followed by Latin America. The research effort continues to be focused on companies with strong, experienced management teams, sound balance sheets, cash flow generation, and sustainable earnings and revenue growth.

Roger J. Sit

Raymond E. Sit

Portfolio Managers

38	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURN

as of December 31, 2010

	Sit Developing Markets Growth Fund	MSCI Emerging Markets Index 1	MSCI Emerging Markets Growth Index 2
Six Month	28.39%	25.43%	26.72%
One Year	14.53	16.36	17.22
Five Year	10.54	10.26	8.97
Ten Year	10.43	13.18	11.28
Since Inception	6.18	5.45	n/a
(7/1/94)

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 MSCI Emerging Markets Index is an unmanaged free float-adjusted market capitalization index that measures equity market performance of emerging markets. It is not possible to invest directly in an index.

2 MSCI Emerging Markets Growth Index is an unmanaged free float-adjusted market capitalization index that measures equity market performance of growth oriented emerging market stocks.

FUND DIVERSIFICATION - BY REGION

	Sit Developing Markets Growth Fund	MSCI Emerging Markets Index
Asia	56.5%	57.8%
Latin America	27.1%	23.6%
Europe	8.4%	10.2%
Africa/Middle East	7.5%	8.4%
Cash & Other Net Assets	0.5%	—

Based on total net assets as of December 31, 2010. Subject to change.

PORTFOLIO SUMMARY

Net Asset Value 12/31/10:	$23.69 Per Share
Net Asset Value 6/30/10:	$19.00 Per Share
Total Net Assets:	$16.5 Million
Weighted Average Market Cap:	$44.0 Billion

TOP 10 HOLDINGS

  1. Vale SA, ADR

  2. BHP Bilton, Ltd., ADR

  3. Petrobas

  4. Rio Tinto, Ltd.

  5. Samsung Electronics Co., Ltd.

  6. CNOOC, Ltd., ADR

  7. Banco Bradesco SA

  8. Southern Copper Corp.

  9. America Movil SAB de CV, ADR

10. AGCO Corp.

Based on total net assets as of December 31, 2010. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of December 31, 2010. Subject to change.

DECEMBER 31, 2010	39

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2010

Sit Developing Markets Growth Fund

Quantity	Name of Issuer	Fair Value ($)

Common Stocks - 98.4%
Africa/Middle East - 7.5%
Israel - 1.6%
4,400	Amdocs, Ltd. *	120,868
4,100	NICE Systems, Ltd., ADR *	143,090

		263,958

South Africa - 5.9%
9,579	Bidvest Group, Ltd.	227,969
11,500	MTN Group, Ltd.	234,701
4,600	Naspers, Ltd.	271,204
4,600	Sasol, Ltd., ADR	239,430

		973,304

Asia - 55.4%
Australia - 7.1%
6,500	BHP Billiton, Ltd., ADR	603,980
6,405	Rio Tinto, Ltd.	560,866

		1,164,846

China/Hong Kong - 21.6%
7,700	AsiaInfo-Linkage, Inc. *	127,589
4,800	China Life Insurance Co., Ltd., ADR	293,616
78,000	China Oilfield Services, Ltd.	168,888
49,500	China Shenhua Energy Co., Ltd.	207,451
13,900	China Unicom Hong Kong, Ltd., ADR	198,075
1,900	CNOOC, Ltd., ADR	452,903
82,000	Daphne International Holdings, Ltd.	76,783
52,000	ENN Energy Holdings, Ltd.	155,952
19,500	Hengan International Group Co., Ltd.	168,128
900	Home Inns & Hotels Management, Inc., ADR *	36,864
5,600	Hong Kong Exchanges & Clearing, Ltd.	126,967
1,600	HSBC Holdings, PLC, ADR	81,664
81,000	Huabao International Holdings, Ltd.	131,015
34,000	Li & Fung, Ltd.	197,269
2,700	New Oriental Education & Tech. Group, ADR *	284,121
102,000	PetroChina Co., Ltd.	133,969
31,500	Ports Design, Ltd.	86,915
10,000	Sun Hung Kai Properties, Ltd.	165,916
4,200	Tencent Holdings, Ltd.	91,180
158,000	Travelsky Technology, Ltd.	164,853
40,000	Tsingtao Brewery Co., Ltd.	209,261

		3,559,379

India ** - 4.2%
5,900	ICICI Bank, Ltd., ADR	298,776
1,900	Infosys Technologies, Ltd., ADR	144,552
5,400	Reliance Industries, Ltd., GDR [4]	255,707

		699,035

Quantity	Name of Issuer	Fair Value ($)

Indonesia - 2.0%
41,500	Astra International Tbk PT	250,802
2,400	PT Telekom., ADR	85,560

		336,362

Phillipines - 1.0%
386,000	Manila Water Co., Inc.	168,806

Singapore - 0.5%
7,000	DBS Group Holdings, Ltd.	78,131

South Korea - 10.5%
14,375	Cheil Worldwide, Inc.	175,176
9,007	Industrial Bank of Korea, GDR [4]	148,807
2,370	KB Financial Group, Inc.	124,649
2,375	KB Financial Group, Inc., ADR	125,614
1,900	POSCO, ADR	204,611
570	Samsung Electronics Co., Ltd.	476,028
6,800	Shinhan Financial Group Co., Ltd. *	316,193
300	Shinsegae Co., Ltd. *	162,305

		1,733,383

Taiwan - 6.9%
54,954	Cathay Financial Holding Co., Ltd.	97,450
32,209	Hon Hai Precision Industry Co., Ltd., GDR	260,129
8,523	HTC Corp.	262,754
10,019	MediaTek, Inc.	143,404
112,482	Taiwan Semiconductor Co.	273,815
10,478	Young Fast Optoelectronics Co., Ltd.	99,969

		1,137,521

Thailand - 1.6%
51,300	Bangkok Bank PCL	259,500

Europe - 8.4%
Austria - 0.8%
2,290	Raiffeisen International Bank Holding AG	126,145

Luxembourg - 1.2%
2,100	Millicom International Cellular SA	200,760

Poland - 1.4%
10,000	Central European Distribution Corp. *	229,000

Russia - 4.1%
10,100	Gazprom OAO, ADR	256,944
11,450	Mobile Telesystems, ADR	238,962
3,900	X5 Retail Group NV, GDR *	180,644

		676,550

United Kingdom - 0.9%
2,785	Anglo American, PLC	145,690

Latin America - 27.1%
Brazil *** - 18.6%
9,400	AES Tiete SA	135,904
6,300	AGCO Corp. *	319,158
21,477	Banco Bradesco SA	422,424

See accompanying notes to financial statements.

40	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Quantity	Name of Issuer	Fair Value ($)

4,200	Cia Brasileira de Distribuicao Grupo Pao de Acucar, ADR	176,316
9,700	Cia de Bebidas das Americas, ADR	300,991
3,883	Embraer SA, ADR	114,160
34,680	Petrobras	570,131
2,500	Petrobras, ADR	94,600
20,200	Vale SA, ADR	698,314
7,000	Vivo Participacoes SA, ADR	228,130

		3,060,128

Chile - 1.3%
2,300	Banco Santander Chile, ADR	214,981

Mexico - 4.8%
5,700	America Movil SAB de CV, ADR	326,838
3,800	Grupo Televisa SA, ADR *	98,534
3,200	Homex, ADR *	108,192
91,080	Wal-Mart de Mexico	260,260

		793,824

Peru - 2.4%
8,200	Southern Copper Corp.	399,668

Total Common Stocks (cost: $9,409,933)		16,220,971

Exchange-Traded Funds - 1.1%
22,000	iShares MSCI India *, **
Total Exchange-Traded Funds (cost: $90,947)		179,080

Quantity	Name of Issuer	Fair Value ($)

Rights - 0.0%
356	Banco Bradesco SA Brazil, Price 24BRL, Expires 01/21/11*, ***
Total Rights (cost: $ — )		1,842

Short-Term Securities - 2.0%
340,778	Wells Fargo Adv. Govt. Money Mkt., 0.02%
Total Short-Term Securities (cost: $340,778)		340,778

Total Investments in Securities - 101.5% (cost: $9,841,658)		16,742,671
Other Assets and Liabilities, net - (1.5%)		(252,404)

Total Net Assets - 100.0%		$16,490,267

*	Non-income producing security.
**	The Fund’s total investment in India including the iShares comprises 5.3% of the Fund’s net assets.
***	The Fund’s total investment in Brazil including the Rights comprises 18.6% of the Fund’s net assets.

[4]

144A Restricted Security. The total value of such securities as of December 31, 2010 was $404,514 and represented 2.5% of net assets. These securities have been determined to be liquid by the Adviser in accordance with guidelines established by the Board of Directors.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

ADR — American Depositary Receipt

PLC — Public Limited Company

DECEMBER 31, 2010	41

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2010

Sit Developing Markets Growth Fund (Continued)

A summary of the inputs used to value the Fund’s net assets as of December 31, 2010 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price	Level 2* Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Common Stocks
Australia	$603,980	$560,866	—	$1,164,846
Austria	—	126,145	—	126,145
Brazil	3,060,128	—	—	3,060,128
Chile	214,981	—	—	214,981
China/Hong Kong	1,474,832	2,084,547	—	3,559,379
India	699,035	—	—	699,035
Indonesia	85,560	250,802	—	336,362
Israel	263,958	—	—	263,958
Luxembourg	200,760	—	—	200,760
Mexico	793,824	—	—	793,824
Peru	399,668	—	—	399,668
Phillipines	—	168,806	—	168,806
Poland	229,000	—	—	229,000
Russia	495,906	180,644	—	676,550
Singapore	—	78,131	—	78,131
South Africa	239,430	733,874	—	973,304
South Korea	641,337	1,092,046	—	1,733,383
Taiwan	—	1,137,521	—	1,137,521
Thailand	—	259,500	—	259,500
United Kingdom	—	145,690	—	145,690

	9,402,399	6,818,572	—	16,220,971
Exchange-Traded Funds	179,080	—	—	179,080
Rights	1,842	—	—	1,842
Short-Term Securities	340,778	—	—	340,778

Total:	$9,924,099	$6,818,572	—	$16,742,671

*

Level 2 equity securities are primarily foreign securities where the closing price has been adjusted by application of a systematic process for events occurring after the close of the foreign exchange.

See accompanying notes to financial statements.

42	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

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DECEMBER 31, 2010	43

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)

December 31, 2010

	Sit Balanced Fund	Sit Dividend Growth Fund	Sit Global Dividend Growth Fund
ASSETS
Investments in securities, at identified cost	$9,621,278	$171,736,088	$4,046,907

Investments in securities, at fair value - see accompanying schedule for detail	$11,277,188	$193,202,913	$5,083,830
Cash in bank on demand deposit	—	—	—
Accrued interest and dividends receivable	39,644	233,624	7,073
Receivable for investment securities sold	459,705	17,480	—
Other receivables (note 5)	—	2,763	161
Receivable for Fund shares sold	676	1,111,126	3,998

Total assets	11,777,213	194,567,906	5,095,062

LIABILITIES
Payable for investment securities purchased	26,424	7,592,188	142,333
Payable for Fund shares redeemed	517,419	98,325	—
Other payables	6,144	—	—
Accrued investment management fees and advisory fees	9,998	139,079	4,834
Accrued 12b-1 fees (Class S)	—	7,499	390

Total liabilities	559,985	7,837,091	147,557

Net assets applicable to outstanding capital stock	$11,217,228	$186,730,815	$4,947,505

Net assets consist of:
Capital (par value and paid-in surplus)	$14,245,941	$168,841,164	$3,915,267
Undistributed (distributions in excess of) net investment income	(3,137)	23,299	766
Accumulated net realized gain (loss) from security transactions and foreign currency transactions	(4,681,486)	(3,600,473)	(5,565)
Unrealized appreciation (depreciation) on investments and foreign currency transactions	1,655,910	21,466,825	1,037,037

	$11,217,228	$186,730,815	$4,947,505

Outstanding shares:
Common Shares (Class I) *	703,081	11,503,308	302,343

Common Shares (Class S) *	—	2,796,412	90,583

Net assets applicable to outstanding shares:
Common Shares (Class I) *	$11,217,228	$150,275,954	$3,807,234

Common Shares (Class S) *	—	36,454,861	1,140,271

Net asset value per share of outstanding capital stock:
Common Shares (Class I) *	$15.95	$13.06	$12.59

Common Shares (Class S) *	—	$13.04	$12.59

*	Dividend Growth and Global Dividend Growth Funds offer multiple share classes (I and S). All other Funds offer a single share class.

See accompanying notes to financial statements.

44	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Sit Large Cap Growth Fund	Sit Mid Cap Growth Fund	Sit Small Cap Growth Fund	Sit International Growth Fund	Sit Developing Markets Growth Fund

$344,688,668	$120,574,042	$52,266,750	$17,812,252	$9,841,658

$429,015,920	$163,344,993	$73,422,784	$23,496,910	$16,742,671
199,759	—	—	—	—
335,763	92,447	21,440	113,778	13,916
—	—	147,618	61,914	285,822
20,868	2,188	65,796	343,245	6,965
148,182	13,828	10,164	2,112	11,984

429,720,492	163,453,456	73,667,802	24,017,959	17,061,358

1,642,832	—	109,157	—	86,528
890,433	1,180,592	52,545	605	455,660
—	151,416	—	28,220	—
376,061	166,298	93,311	35,586	28,903
—	—	—	—	—

2,909,326	1,498,306	255,013	64,411	571,091

$426,811,166	$161,955,150	$73,412,789	$23,953,548	$16,490,267

$390,661,608	$125,519,453	$86,593,255	$42,455,946	$9,132,931
157,024	(230,573)	(242,422)	14,890	(18,508)
(48,334,718)	(6,104,681)	(34,094,078)	(24,213,362)	474,728
84,327,252	42,770,951	21,156,034	5,696,074	6,901,116

$426,811,166	$161,955,150	$73,412,789	$23,953,548	$16,490,267

10,102,441	10,786,982	1,844,688	1,665,757	696,096

—	—	—	—	—

$426,811,166	$161,955,150	$73,412,789	$23,953,548	$16,490,267

—	—	—	—	—

$42.25	$15.01	$39.80	$14.38	$23.69

—	—	—	—	—

DECEMBER 31, 2010	45

STATEMENTS OF OPERATIONS (Unaudited)

Six Months Ended December 31, 2010

	Sit Balanced Fund	Sit Dividend Growth Fund	Sit Global Dividend Growth Fund
Investment income:
Income:
Dividends*	$78,258	$1,525,339	$55,103
Interest	89,248	853	17

Total income	167,506	1,526,192	55,120

Expenses (note 4):
Investment management and advisory service fee	56,556	566,292	27,277
12b-1 fees (Class S)	—	37,545	1,280

Total expenses	56,556	603,837	28,557

Less fees and expenses absorbed by investment adviser	—	—	—

Total net expenses	56,556	603,837	28,557

Net investment income (loss)	110,950	922,355	26,563

Realized and unrealized gain (loss):

Net realized gain (loss) on investments	150,593	84,432	30,009
Net realized gain (loss) on foreign currency transactions	—	—	47

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	1,227,440	21,993,054	836,979

Net gain (loss) on investments	1,378,033	22,077,486	867,035

Net increase (decrease) in net assets resulting from operations	$1,488,983	$22,999,841	$893,598

* Foreign taxes withheld on dividends received	$317	$14,487	$1,126

See accompanying notes to financial statements.

46	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Sit Large Cap Growth Fund	Sit Mid Cap Growth Fund	Sit Small Cap Growth Fund	Sit International Growth Fund	Sit Developing Markets Growth Fund

$3,364,540	$619,650	$257,612	$219,673	$146,613
336	614	275	54	46

3,364,876	620,264	257,887	219,727	146,659

2,138,109	924,823	500,309	203,951	165,167
—	—	—	—	—

2,138,109	924,823	500,309	203,951	165,167

—	(73,986)	—	(27,041)	—

2,138,109	850,837	500,309	176,910	165,167

1,226,767	(230,573)	(242,422)	42,817	(18,508)

(1,963,390)	7,256,272	2,813,792	425,500	614,655
—	—	—	978	658

85,624,254	31,037,913	13,352,665	4,373,274	3,343,784

83,660,864	38,294,185	16,166,457	4,799,752	3,959,097

$84,887,631	$38,063,612	$15,924,035	$4,842,569	$3,940,589

$13,516	—	$2,136	$14,529	$19,028

DECEMBER 31, 2010	47

STATEMENTS OF CHANGES IN NET ASSETS

	Sit Balanced Fund		Sit Dividend Growth Fund
	Six Months Ended December 31, 2010 (Unaudited)	Year Ended June 30, 2010	Six Months Ended December 31, 2010 (Unaudited)	Year Ended June 30, 2010
Operations:
Net investment income (loss)	$110,950	$276,203	$922,355	$953,362
Net realized gain (loss) on investments and foreign currency transactions	150,593	(434,743)	84,432	1,675,499
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	1,227,440	1,476,636	21,993,054	2,901,091

Net increase (decrease) in net assets resulting from operations	1,488,983	1,318,096	22,999,841	5,529,952

Distributions from:
Net investment income
Common shares (Class I)	(169,000)	(293,000)	(908,483)	(548,746)
Common shares (Class S)	—	—	(283,517)	(330,254)
Net realized gains on investments
Common shares (Class I)	—	—	—	—
Common shares (Class S)	—	—	—	—

Total distributions	(169,000)	(293,000)	(1,192,000)	(879,000)

Capital share transactions:
Proceeds from shares sold
Common shares (Class I)	198,870	714,605	105,674,689	11,452,027
Common shares (Class S)	—	—	8,086,965	16,562,200
Capital share proceeds (note 5)	—	—	—	—
Reinvested distributions
Common shares (Class I)	167,602	291,180	501,051	522,134
Common shares (Class S)	—	—	283,089	328,928
Payments for shares redeemed
Common shares (Class I)	(1,019,053)	(1,829,957)	(11,089,067)	(3,637,969)
Common shares (Class S)	—	—	(2,857,722)	(9,589,022)

Increase (decrease) in net assets from capital transactions.	(652,581)	(824,172)	100,599,005	15,638,298

Total increase (decrease) in net assets	667,402	200,924	122,406,846	20,289,250

Net assets:
Beginning of period	10,549,826	10,348,902	64,323,969	44,034,719

End of period *	$11,217,228	$10,549,826	$186,730,815	$64,323,969

Capital transactions in shares:
Sold
Common shares (Class I)	13,117	49,409	8,716,997	1,042,818
Common shares (Class S)	—	—	665,596	1,530,590
Reinvested distributions
Common shares (Class I)	11,058	20,558	41,627	48,739
Common shares (Class S)	—	—	23,613	30,536
Redeemed
Common shares (Class I)	(65,268)	(124,370)	(962,685)	(332,759)
Common shares (Class S)	—	—	(239,810)	(856,775)

Net increase (decrease)	(41,093)	(54,403)	8,245,338	1,463,149

* includes undistributed net investment income (loss)	($3,137)	$54,913	$23,299	$292,944

See accompanying notes to financial statements.

48	DECEMBER 31, 2010

Sit Global Dividend Growth Fund		Sit Large Cap Growth Fund		Sit Mid Cap Growth Fund
Six Months Ended December 31, 2010 (Unaudited)	Year Ended June 30, 2010	Six Months Ended December 31, 2010 (Unaudited)	Year Ended June 30, 2010	Six Months Ended December 31, 2010 (Unaudited)	Year Ended June 30, 2010

$26,563	$53,143	$1,226,767	$2,471,926	($230,573)	($590,430)
30,056	52,534	(1,963,390)	(6,406,205)	7,256,272	5,885,385
836,979	126,766	85,624,254	28,265,518	31,037,913	16,424,075

893,598	232,443	84,887,631	24,331,239	38,063,612	21,719,030

(39,530)	(35,594)	(2,300,000)	(2,475,000)	—	—
(10,470)	(9,406)	—	—	—	—

(35,832)	—	—	—	—	—
(11,278)	—	—	—	—	—

(97,110)	(45,000)	(2,300,000)	(2,475,000)	—	—

388,617	800,548	18,829,732	168,575,536	2,866,669	3,455,887
47,167	87,287	—	—	—	—
—	—	—	—	2,188	—

75,362	38,856	2,229,694	2,388,780	—	—
21,748	9,406	—	—	—	—

(95,737)	(438,850)	(84,195,379)	(109,531,746)	(9,234,929)	(22,394,021)
(30)	—	—	—	—	—

437,127	497,247	(63,135,953)	61,432,570	(6,366,072)	(18,938,134)

1,233,615	684,690	19,451,678	83,288,809	31,697,540	2,780,896

3,713,890	3,029,200	407,359,488	324,070,679	130,257,610	127,476,714

$4,947,505	$3,713,890	$426,811,166	$407,359,488	$161,955,150	$130,257,610

32,033	71,957	498,034	4,598,800	207,564	295,669
3,961	7,643	—	—	—	—

6,303	3,662	53,151	63,112	—	—
1,817	889	—	—	—	—

(7,988)	(39,538)	(2,172,444)	(2,934,489)	(676,440)	(1,919,160)
(2)	—	—	—	—	—

36,124	44,613	(1,621,259)	1,727,423	(468,876)	(1,623,491)

$766	$24,203	$157,024	$1,230,257	($230,573)	—

SIT MUTUAL FUNDS SEMI-ANNUAL REPORT	49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Sit Small Cap Growth Fund		Sit International Growth Fund
	Six Months Ended December 31, 2010 (Unaudited)	Year Ended June 30, 2010	Six Months Ended December 31, 2010 (Unaudited)	Year Ended June 30, 2010
Operations:
Net investment income (loss)	($242,422)	($504,900)	$42,817	$197,740
Net realized gain on investments and foreign currency transactions	2,813,792	2,158,857	426,478	411,873
Net change in unrealized appreciation (depreciation) of investments and foreign currency transactions	13,352,665	10,263,345	4,373,274	1,060,153

Net increase (decrease) in net assets resulting from operations	15,924,035	11,917,302	4,842,569	1,669,766

Distributions from:
Net investment income
Common shares (Class I)	—	—	(215,000)	(228,000)
Net realized gains on investments
Common shares (Class I)	—	—	—	—

Total distributions	—	—	(215,000)	(228,000)

Capital share transactions:
Proceeds from shares sold
Common shares (Class I)	1,894,591	4,964,717	242,588	701,521
Capital share proceeds (note 5)	14,142	—	114,003	229,242
Reinvested distributions
Common shares (Class I)	—	—	212,964	225,692
Payments for shares redeemed
Common shares (Class I)	(4,267,754)	(15,386,598)	(1,829,727)	(3,021,002)

Decrease in net assets from capital transactions	(2,359,021)	(10,421,881)	(1,260,172)	(1,864,547)

Total increase (decrease) in net assets	13,565,014	1,495,421	3,367,397	(422,781)

Net assets:
Beginning of period	59,847,775	58,352,354	20,586,151	21,008,932

End of period*	$73,412,789	$59,847,775	$23,953,548	$20,586,151

Capital transactions in shares:
Sold
Common shares (Class I)	51,289	164,198	17,614	55,740
Reinvested distributions
Common shares (Class I)	—	—	15,114	17,496
Redeemed
Common shares (Class I)	(117,745)	(507,131)	(131,151)	(236,170)

Net decrease	(66,456)	(342,933)	(98,423)	(162,934)

*includes undistributed net investment income (loss)	($242,422)	—	$14,890	$187,073

See accompanying notes to financial statements.

50	DECEMBER 31, 2010

Sit Developing Markets Growth Fund
Six Months Ended December 31, 2010 (Unaudited)	Year Ended June 30, 2010

($18,508)	$8,636
615,313	1,309,830
3,343,784	999,287

3,940,589	2,317,753

(10,903)	(34,186)

(469,086)	—

(479,989)	(34,186)

1,579,494	2,723,237
—	—

474,459	33,593

(3,066,978)	(4,200,831)

(1,013,025)	(1,444,001)

2,447,575	839,566

14,042,692	13,203,126

$16,490,267	$14,042,692

71,147	136,017

20,683	1,635

(134,656)	(217,329)

(42,826)	(79,677)

($18,508)	$10,903

SIT MUTUAL FUNDS SEMI-ANNUAL REPORT	51

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period.

Sit Balanced Fund

	Six Months Ended December 31, 2010		Years Ended June 30,
	(Unaudited)		2010	2009	2008	2007	2006
Net Asset Value:
Beginning of period	$14.18		$12.96	$16.32	$16.93	$15.14	$14.53
Operations:
Net investment income [1]	0.15		0.35	0.41	0.38	0.34	0.28
Net realized and unrealized gains (losses) on investments	1.85		1.24	(3.32)	(0.66)	1.78	0.59
Total from operations	2.00		1.59	(2.91)	(0.28)	2.12	0.87
Distributions to Shareholders:
From net investment income	(0.23)		(0.37)	(0.45)	(0.33)	(0.33)	(0.26)
Net Asset Value:
End of period	$15.95		$14.18	$12.96	$16.32	$16.93	$15.14
Total investment return [2]	14.19%	[3]	12.33%	(17.84% )	(1.72% )	14.24%	6.03%
Net assets at end of period (000’s omitted)	$11,217		$10,550	$10,349	$12,939	$12,529	$11,617
Ratios:
Expenses [4]	1.00%		1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income	1.96%		2.44%	3.12%	2.22%	2.13%	1.84%
Portfolio turnover rate (excluding short-term securities)	24.14%	[3]	46.79%	30.26%	54.96%	41.63%	50.00%

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

[3]	Not annualized.

[4]

In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

52	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period.

Sit Dividend Growth Fund

Class I	Six Months Ended December 31, 2010 (Unaudited)	Years Ended June 30,
		2010	2009	2008	2007	2006
Net Asset Value:
Beginning of period	$10.64	$9.60	$13.11	$14.42	$12.26	$11.18
Operations:
Net investment income [1]	0.10	0.19	0.23	0.23	0.24	0.25
Net realized and unrealized gains (losses) on investments	2.45	1.03	(3.09)	(0.63)	2.35	1.20
Total from operations	2.55	1.22	(2.86)	(0.40)	2.59	1.45
Distributions to Shareholders:
From net investment income	(0.13)	(0.18)	(0.26)	(0.22)	(0.23)	(0.23)
From net realized gains	—	—	(0.39)	(0.69)	(0.20)	(0.14)
Total distributions	(0.13)	(0.18)	(0.65)	(0.91)	(0.43)	(0.37)
Net Asset Value:
End of period	$13.06	$10.64	$9.60	$13.11	$14.42	$12.26
Total investment return [2]	24.12%[3]	12.71%	(21.59% )	(3.06% )	21.48%	13.20%
Net assets at end of period (000’s omitted)	$150,276	$39,430	$28,305	$41,239	$37,674	$24,137
Ratios:
Expenses [4]	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income	1.69%	1.70%	2.35%	1.68%	1.81%	2.09%
Portfolio turnover rate (excluding short-term securities) [5]	7.39%[3]	31.84%	69.10%	38.86%	34.02%	41.28%

Class S	Six Months Ended December 31, 2010 (Unaudited)	Years Ended June 30,				Three Months Ended June 30,
		2010	2009	2008	2007	2006
Net Asset Value:
Beginning of period	$10.61	$9.58	$13.08	$14.39	$12.26	$12.28
Operations:
Net investment income [1]	0.09	0.16	0.21	0.20	0.21	0.05
Net realized and unrealized gains (losses)on investments	2.45	1.02	(3.09)	(0.63)	2.33	(0.02)
Total from operations	2.54	1.18	(2.88)	(0.43)	2.54	0.03
Distributions to Shareholders:
From net investment income	(0.11)	(0.15)	(0.23)	(0.19)	(0.21)	(0.05)
From net realized gains	—	—	(0.39)	(0.69)	(0.20)	—
Total distributions	(0.11)	(0.15)	(0.62)	(0.88)	(0.41)	(0.05)
Net Asset Value:
End of period	$13.04	$10.61	$9.58	$13.08	$14.39	$12.26
Total investment return [2]	24.06%[3]	12.37%	(21.79% )	(3.27% )	21.02%	0.27% [3]
Net assets at end of period (000’s omitted)	$36,455	$24,894	$15,730	$14,300	$2,823	$48
Ratios:
Expenses [4]	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%
Net investment income	1.44%	1.45%	2.10%	1.43%	1.56%	1.84%

1	The net investment income per share is based on average shares outstanding for the period.
2	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.
3	Not annualized.
4

In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

5	The portfolio turnover rate presented is for the entire Fund.

DECEMBER 31, 2010	53

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period.

Sit Global Dividend Growth Fund

Class I	Six Months Ended December 31, 2010 (Unaudited)	Year Ended June 30, 2010	Nine Months Ended June 30, 2009
Net Asset Value:
Beginning of period	$10.41	$9.70	$10.00
Operations:
Net investment income [1]	0.08	0.17	0.15
Net realized and unrealized gains (losses) on investments	2.37	0.68	(0.36)
Total from operations	2.45	0.85	(0.21)
Distributions to Shareholders:
From net investment income	(0.14)	(0.14)	(0.09)
From net realized gains	(0.13)	—	—
Total distributions	(0.27)	(0.14)	(0.09)
Net Asset Value:
End of period	$12.59	$10.41	$9.70
Total investment return [2]	23.68%[3]	8.79%	(2.06%	)[3]
Net assets at end of period (000’s omitted)	$3,807	$2,832	$2,290
Ratios:
Expenses [4]	1.25%	1.25%	1.25%
Net investment income	1.28%	1.48%	2.30%
Portfolio turnover rate (excluding short-term securities) [5]	10.39%[3]	21.60%	17.69%[3]
Class S	Six Months Ended December 31, 2010 (Unaudited)	Year Ended June 30, 2010	Nine Months Ended June 30, 2009
Net Asset Value:
Beginning of period	$10.40	$9.70	$10.00
Operations:
Net investment income [1]	0.06	0.14	0.13
Net realized and unrealized gains (losses) on investments	2.38	0.68	(0.36)
Total from operations	2.44	0.82	(0.23)
Distributions to Shareholders:
From net investment income	(0.12)	(0.12)	(0.07)
From net realized gains	(0.13)	—	—
Total distributions	(0.25)	(0.12)	(0.07)
Net Asset Value:
End of period	$12.59	$10.40	$9.70
Total investment return [2]	23.58%[3]	8.47%	(2.39%	)[3]
Net assets at end of period (000’s omitted)	$1,140	$882	$740
Ratios:
Expenses [4]	1.50%	1.50%	1.50%
Net investment income	1.03%	1.23%	2.05%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.
[3]	Not annualized.
[4]

In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	The portfolio turnover rate presented is for the entire Fund.

54	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period.

Sit Large Cap Growth Fund

	Six Months Ended December 31, 2010	Years Ended June 30,
	(Unaudited)	2010	2009	2008	2007	2006
Net Asset Value:
Beginning of period	$34.75	$32.42	$43.41	$43.99	$37.60	$34.27
Operations:
Net investment income [1]	0.11	0.22	0.28	0.20	0.24	0.17
Net realized and unrealized gains (losses) on investments	7.61	2.33	(11.05)	(0.65)	6.43	3.23
Total from operations	7.72	2.55	(10.77)	(0.45)	6.67	3.40
Distributions to Shareholders:
From net investment income	(0.22)	(0.22)	(0.22)	(0.13)	(0.28)	(0.07)
Net Asset Value:
End of period	$42.25	$34.75	$32.42	$43.41	$43.99	$37.60
Total investment return [2]	22.23%[3]	7.80%	(24.77% )	(1.03% )	17.79%	9.91%

Net assets at end of period (000’s omitted)	$426,811	$407,359	$324,071	$287,695	$125,741	$101,873

Ratios:
Expenses [4]	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income	0.57%	0.58%	0.85%	0.46%	0.59%	0.46%

Portfolio turnover rate (excluding short-term securities)	11.77%[3]	15.93%	27.98%	21.97%	27.80%	23.71%

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

[3]	Not annualized.

[4]

In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

DECEMBER 31, 2010	55

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period.

Sit Mid Cap Growth Fund

	Six Months Ended December 31, 2010		Years Ended June 30,
	(Unaudited)		2010		2009	2008	2007		2006
Net Asset Value:
Beginning of period	$11.57		$9.90		$14.83	$15.71	$13.01		$11.28
Operations:
Net investment loss [1]	(0.02)		(0.05)		(0.03)	(0.07)	(0.04)		—
Net realized and unrealized gains (losses) on investments	3.46		1.72		(4.81)	(0.31)	2.74		1.73
Total from operations	3.44		1.67		(4.84)	(0.38)	2.70		1.73
Distributions to Shareholders:
From net realized gains	—		—		(0.09)	(0.50)	—		—
Net Asset Value:
End of period	$15.01		$11.57		$9.90	$14.83	$15.71		$13.01
Total investment return [2]	29.73%[3]		16.87%		(32.51% )	(2.63% )	20.75%		15.34%
Net assets at end of period (000’s omitted)	$161,955		$130,258		$127,477	$210,880	$205,256		$191,541
Ratios: [4]
Expenses (without waiver) [5]	1.25%		1.25%		1.25%	1.25%	1.25%		1.25%
Expenses (with waiver) [5]	1.15%		1.15%		1.15%	1.15%	1.15%		1.15%
Net investment loss (without waiver)	(0.41%	)	(0.52%	)	(0.40% )	(0.52% )	(0.41%	)	(0.13%	)
Net investment loss (with waiver)	(0.31%	)	(0.42%	)	(0.30% )	(0.42% )	(0.31%	)	(0.03%	)

Portfolio turnover rate (excluding short-term securities)	11.44%[3]		20.39%		18.07%	34.61%	40.08%		32.48%

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

[3]	Not annualized.

[4]

The ratio information is calculated based on average daily net assets. Total Fund expenses are limited to 1.25% of average daily net assets. However, during the periods above, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund.

[5]

In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

56	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period.

Sit Small Cap Growth Fund

	Six Months Ended December 31, 2010	Years Ended June 30,
	(Unaudited)	2010		2009	2008	2007		2006
Net Asset Value:
Beginning of period	$31.32	$25.89		$37.44	$40.14	$33.46		$27.74

Operations:
Net investment loss [1]	(0.13)	(0.24)		(0.16)	(0.37)	(0.27)		(0.23)
Net realized and unrealized gains (losses) on investments	8.60	5.67		(11.39)	(2.33)	6.95		5.95
Total from operations	8.47	5.43		(11.55)	(2.70)	6.68		5.72
Capital share proceeds [2]	0.01	—		—	—	—		—
Net Asset Value:
End of period	$39.80	$31.32		$25.89	$37.44	$40.14		$33.46
Total investment return [3]	27.08%[4]	20.97%		(30.85% )	(6.73% )	19.96%		20.62%
Net assets at end of period (000’s omitted)	$73,413	$59,848		$58,352	$93,527	$105,800		$106,977

Ratios:
Expenses [5]	1.50%	1.50%		1.50%	1.50%	1.50%		1.50%
Net investment loss	(0.73% )	(0.80%	)	(0.61% )	(0.93% )	(0.79%	)	(0.67%	)
Portfolio turnover rate (excluding short-term securities)	17.37%[4]	22.41%		26.19%	37.20%	38.79%		54.73%

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	The Fund accounted for proceeds during the year from market timing settlements.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

[4]	Not annualized.

[5]

In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

DECEMBER 31, 2010	57

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period.

Sit International Growth Fund

	Six Months Ended December 31, 2010		Years Ended June 30,
	(Unaudited)	2010	2009	2008	2007	2006
Net Asset Value:
Beginning of period	$11.67	$10.90	$17.80	$18.70	$15.48	$12.31
Operations:
Net investment income [1]	0.03	0.11	0.13	0.15	0.20	0.14
Net realized and unrealized gains (losses) on investments	2.74	0.65	(6.95)	(0.85)	3.17	3.10
Total from operations	2.77	0.76	(6.82)	(0.70)	3.37	3.24
Capital share proceeds [2]	0.07	0.13	0.10	—	—	—
Distributions to Shareholders:
From net investment income	(0.13)	(0.12)	(0.18)	(0.20)	(0.15)	(0.07)
Net Asset Value:
End of period [3]	$14.38	$11.67	$10.90	$17.80	$18.70	$15.48
Total investment return [3]	24.34%[4]	8.10%	(37.71% )	(3.82% )	21.87%	26.37%
Net assets at end of period (000’s omitted)	$23,954	$20,586	$21,009	$37,714	$39,511	$34,700
Ratios: [5]
Expenses (without waiver) [6]	1.73%	1.85%	1.85%	1.85%	1.85%	1.85%
Expenses (with waiver) [6]	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%
Net investment income (without waiver)	0.01%	0.50%	0.74%	0.43%	0.84%	0.60%
Net investment income (with waiver)	0.36%	0.85%	1.09%	0.78%	1.19%	0.95%

Portfolio turnover rate (excluding short-term securities)	13.83%[4]	25.09%	33.12%	16.83%	17.25%	20.21%

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	The Fund accounted for proceeds during the year from market timing settlements.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

[4]	Not annualized.

[5]

The ratio information is calculated based on average daily net assets. Total Fund expenses are limited to 1.85% of average daily net assets. However, during the periods above, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund.

[6]

In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

58	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period.

Sit Developing Markets Growth Fund

	Six Months Ended December 31, 2010 (Unaudited)	AYears Ended June 30,
		2010	2009	2008	2007	2006
Net Asset Value:
Beginning of period	$19.00	$16.13	$25.97	$24.94	$17.38	$12.97
Operations:
Net investment income (loss) [1]	(0.02)	0.01	0.04	(0.07)	0.05	0.04
Net realized and unrealized gains (losses) on investments	5.40	2.90	(9.15)	1.41	7.56	4.43
Total from operations	5.38	2.91	(9.11)	1.34	7.61	4.47
Capital share proceeds [2]	—	—	0.09	—	—	—
Distributions to Shareholders:
From net investment income	(0.02)	(0.04)	—	(0.04)	(0.05)	(0.06)
From net realized gains	(0.67)	—	(0.82)	(0.27)	—	—
Total distributions	(0.69)	(0.04)	(0.82)	(0.31)	(0.05)	(0.06)
Net Asset Value:
End of period	$23.69	$19.00	$16.13	$25.97	$24.94	$17.38
Total investment return [3]	28.39% [4]	18.05%	(33.73% )	5.26%	43.82%	34.47%
Net assets at end of period (000’s omitted)	$16,490	$14,043	$13,203	$23,195	$18,430	$13,057

Ratios:
Expenses [5]	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%
Net investment income (loss)	(0.22% )	0.06%	0.24%	(0.27% )	0.25%	0.24%

Portfolio turnover rate (excluding short-term securities)	9.47% [4]	19.90%	13.56%	9.40%	16.25%	27.38%

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	The Fund received proceeds during the year ended June 30, 2009 from market timing settlements.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

[4]	Not annualized.

[5]

In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

DECEMBER 31, 2010	59

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Six Months Ended December 31, 2010

(1)	Organization

Sit Mutual Funds are no-load funds, and are registered under the Investment Company Act of 1940 (as amended) as diversified, open-end management investment companies, or series thereof. The Sit Balanced, Sit Dividend Growth, Sit Global Dividend Growth, Sit Small Cap Growth, Sit International Growth, and Sit Developing Markets Growth are series funds of Sit Mutual Funds, Inc.

This report covers the equity funds of the Sit Mutual Funds (the Funds). Each fund has 10 billion authorized shares of capital stock with a par value of $0.001. The investment objective for each Fund is as follows:

Fund	Investment Objective
Balanced	Long-term growth consistent with the preservation of principal and to provide regular income.
Dividend Growth	Provide current income that exceeds the dividend yield of the S&P 500 Index and that grows over a period of years. Secondarily, maximize long-term capital appreciation.
Global Dividend Growth	Provide current income that exceeds the dividend yield of a composite index
(60% S&P 500 Index and 40% MSCI EAFE Index) and that grows over a period of years. Secondarily, maxime long-term capital appreciation.
Large Cap Growth Fund, Inc.	Maximize long-term capital appreciation.
Mid Cap Growth Fund, Inc.	Maximize long-term capital appreciation.
Small Cap Growth	Maximize long-term capital appreciation.
International Growth	Maximize long-term growth.
Developing Markets Growth	Maximize long-term capital appreciation.

The Dividend Growth and Global Dividend Growth Funds offer Class I and Class S shares. Both classes of shares have identical voting, dividend, and liquidation rights. The distribution fee differs among classes, the Class S shares have a 0.25% distribution fee, whereas Class I has no distribution fee. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

(2)	Significant Accounting Policies

Short-Term Trading (Redemption) Fees

The Funds (except Balanced) charge a redemption fee equal to 2.00% of the proceeds on shares held for less than 30 calendar days. The fee is retained by the Fund for the benefit of its long-term shareholders and accounted for as an addition to paid in capital. For the six months ended December 31, 2010, the Funds received the following redemptions fees:

	Class I	Class S
Dividend Growth	$826	$355
Large Cap Growth	1,448	—
Mid Cap Growth	4	—
Small Cap Growth	114	—
International Growth	3	—

Investments in Securities

Investments in securities traded on national or international securities exchanges are valued at the last reported sales price prior to the time when assets are valued. Securities traded on the over-the-counter market are valued at the last reported sales price or if the last sales price is not available at the last reported bid price. The sale and bid prices or prices deemed best to reflect fair value quoted by dealers who make markets in these securities are obtained from independent pricing services. Debt securities maturing in more than 60 days are priced by an independent pricing service. The pricing service may use models that price securities based on current yields and relative security characteristics, such as coupon rate, maturity date, issuer credit quality, and prepayment speeds as applicable. When market quotations are not readily available, or when the Adviser becomes aware that a significant event impacting the value of a security or group of securities has occurred after the closing of the exchange on which the security or securities principally trade,

60	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

but before the calculation of the daily net asset value, securities are valued at fair value as determined in good faith using procedures established by the Board of Directors. The procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Debt securities of sufficient credit quality maturing in less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost.

Security transactions are accounted for on the date the securities are purchased or sold. Securities gains and losses are calculated on the identified-cost basis. Dividend income is recorded on the ex-dividend date or upon the receipt of ex-dividend notification in the case of certain foreign securities. Interest, including level-yield amortization of long-term bond premium and discount, is recorded on the accrual basis.

Fair Value Measurements

The inputs and valuations techniques used to measure fair value of the Funds’ net assets are summarized into three levels as described in the hierarchy below:

• Level 1 – quoted prices for active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

• Level 2 – as described in footnote 2, debt securities are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, U.S. government and government agency obligations, and municipal securities the pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity, and type as well as dealer supplied prices. For asset-backed securities and mortgage-backed securities, the pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as dealer supplied prices. All of these inputs are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

• Level 3 – significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A summary of the levels for the Funds’ investments as of December 31, 2010 is included with the Funds’ schedule of investments.

New Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are currently effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management has evaluated the impact and has incorporated the appropriate disclosures required by ASU No. 2010-06 in the Funds’ financial statement disclosures.

Foreign Currency Translations and Forward Foreign Currency Contracts

The fair value of securities and other assets and liabilities denominated in foreign currencies for Global Dividend Growth, International Growth and Developing Markets Growth Funds are translated daily into U.S. dollars at the closing rate of exchange (approximately 4:00 p.m. E.S.T). Purchases and sales of securities, income and expenses are translated at the exchange rate on the transaction date. Dividend and interest income includes currency exchange gains (losses) realized between the accrual and payment dates on such income. Exchange gains (losses) may also be realized between the trade and settlement dates on security and forward contract transactions. For securities denominated in foreign currencies, the effect of changes in foreign exchange rates on realized and unrealized gains or losses is reflected as a component of such gains or losses.

DECEMBER 31, 2010	61

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Six Months Ended December 31, 2010 (Continued)

The Global Dividend Growth, International Growth and Developing Markets Growth Funds may enter into forward foreign currency exchange contracts generally for operational purposes, but the Adviser may occasionally utilize contracts to protect against adverse exchange rate fluctuation. Any gains (losses) generated by these contracts are disclosed separately on the statement of operations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation is determined using foreign currency exchange rates from an independent pricing service. The Funds are subject to the credit risk that the other party will not complete the obligations of the contract.

Federal Taxes

The Funds’ policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to shareholders. Therefore, no income tax provision is required. Also, in order to avoid the payment of any federal excise taxes, the Funds will distribute substantially all of their net investment income and net realized gains on a calendar year basis.

Management has analyzed the Funds’ tax positions taken in federal tax returns for all open tax years and has concluded that as of December 31, 2010, no provision for income would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise returns for the 2007, 2008, 2009 and 2010 tax years for which the applicable statutes of limitations have not expired remain subject to examination by the Internal Revenue Service and state departments of revenue.

At December 31, 2010, the gross unrealized appreciation (depreciation) on investments and cost of securities on a tax basis for federal income tax purposes are identical to book and are as follows:

	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)	Cost of Securities on a Tax Basis
Balanced	$1,893,483	($237,573)	$1,655,910	$9,621,278
Dividend Growth	21,924,159	(457,334)	21,466,825	171,736,088
Global Dividend Growth	1,054,561	(17,638)	1,036,923	4,046,907
Large Cap Growth	86,625,554	(2,298,302)	84,327,252	344,688,668
Mid Cap Growth	51,527,409	(8,756,458)	42,770,951	120,574,042
Small Cap Growth	23,867,739	(2,711,705)	21,156,034	52,266,750
International Growth	6,497,249	(812,591)	5,684,658	17,812,252
Developing Markets Growth	7,272,396	(371,383)	6,901,013	9,841,658

Net investment income and net realized gains differ for financial statement and tax purposes because of losses deferred due to “wash sale” transactions. A “wash sale” occurs when a Fund sells a security that it has acquired within a period beginning thirty days before and ending thirty days after the date of sale (a sixty one day period). The character of distributions made during the year from net investment income or net realized gains may also differ from its ultimate characterization for tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Funds. The tax character of distributions paid during the fiscal years ended June 30, 2010 and 2009 were as follows:

62	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Year Ended June 30, 2010:
	Ordinary Income	Long Term Capital Gain	Total
Balanced	$293,000	—	$293,000
Dividend Growth (Class I)	548,746	—	548,746
Dividend Growth (Class S)	330,254	—	330,254
Global Dividend Growth (Class I)	35,594	—	35,594
Global Dividend Growth (Class S)	9,406	—	9,406
Large Cap Growth	2,475,000	—	2,475,000
Mid Cap Growth	—	—	—
Small Cap Growth	—	—	—
International Growth	228,000	—	228,000
Developing Markets Growth	34,186	—	34,186

Year Ended June 30, 2009:

	Ordinary Income	Long Term Capital Gain	Total
Balanced	$351,000	—	$351,000
Dividend Growth (Class I)	775,366	$1,171,782	1,947,148
Dividend Growth (Class S)	205,634	242,236	447,870
Global Dividend Growth (Class I)	14,403	—	14,403
Global Dividend Growth (Class S)	5,597	—	5,597
Large Cap Growth	1,549,999	—	1,549,999
Mid Cap Growth	—	1,273,427	1,273,427
Small Cap Growth	—	—	—
International Growth	350,000	—	350,000
Developing Markets Growth	—	602,947	602,947

As of June 30, 2010, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Accumulated Gain (Loss)	Unrealized Appreciation (Depreciation)
Balanced	$54,913	($4,827,248)	$423,639
Dividend Growth	292,944	(3,267,051)	(944,083)
Global Dividend Growth	24,203	11,489	200,058
Large Cap Growth	1,230,257	(43,815,761)	(3,852,568)
Mid Cap Growth	—	(13,358,991)	11,731,076
Small Cap Growth	—	(36,873,618)	7,769,117
International Growth	190,375	(24,601,563)	1,281,222
Developing Markets Growth	10,903	366,086	3,519,748

DECEMBER 31, 2010	63

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Six Months Ended December 31, 2010 (Continued)

Net capital loss carryovers and post-October capital losses, if any, as of June 30, 2010, are available to offset future realized capital gains and thereby reduce future capital gains distributions. The net capital loss carryovers and the post-October capital losses deferred as of June 30, 2010, were as follows:

	Capital Loss Carryover Expiring in:			Net Capital Loss Carryover	Post-October Capital Loss Deferral	Accumulated Capital and Other Losses
	2011	2012	2013-2018
Balanced	$2,910,534	$1,023,296	$778,944	$4,712,774	$114,474	$4,827,248
Dividend Growth	—	—	3,267,051	3,267,051	—	3,267,051
Large Cap Growth	8,969,766	4,615,151	26,810,529	40,395,446	3,420,315	43,815,761
Mid Cap Growth	1,264,618	250,465	11,843,908	13,358,991	—	13,358,991
Small Cap Growth	24,655,520	3,736,397	8,481,701	36,873,618	—	36,873,618
International Growth	14,933,645	5,988,227	3,676,389	24,598,261	—	24,598,261

Distributions

Distributions to shareholders are recorded as of the close of business on the record date. Such distributions are payable in cash or reinvested in additional shares of the Funds’ capital stock. Distributions from net investment income, if any, are declared and paid quarterly for the Balanced, Dividend Growth and Global Dividend Growth Funds and declared and paid annually for Developing Markets Growth, Small Cap Growth, International Growth, Mid Cap Growth, and Large Cap Growth Funds. Distributions from net realized gains, if any, will be made annually for each of the Funds.

Concentration of Investments

The Developing Markets Growth Fund may concentrate investments in countries with limited or developing capital markets which may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund’s investments and the income it generates, as well as the Fund’s ability to repatriate such amounts.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results. Actual results could differ from those estimates.

Guarantees and Indemnifications

Under each Fund’s organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to each Fund. In addition, certain of each Fund’s contracts with its service providers contain general indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against each Fund cannot be determined and each Fund has no historical basis for predicting the likelihood of any such claims.

64	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

(3)	Investment Security Transactions

The cost of purchases and proceeds from sales and maturities of investment securities, other than short-term securities, for the six months ended December 31, 2010, were as follow:

	Purchases		Proceeds
	U.S. Government	Other	U.S. Government	Other
Balanced	$57,464	$2,538,003	$97,425	$3,045,720
Dividend Growth	—	101,066,680	—	8,164,412
Global Dividend Growth	—	767,810	—	438,181
Large Cap Growth	—	49,016,232	—	114,495,707
Mid Cap Growth	—	16,377,342	—	21,613,422
Small Cap Growth	—	11,194,793	—	13,191,044
International Growth	—	3,093,224	—	4,496,510
Developing Markets Growth	—	1,495,095	—	2,843,726

(4)	Affiliated Fees and Transactions

Investment Adviser

The Funds each have entered into an investment management agreement with Sit Investment Associates, Inc. (SIA), under which SIA manages the Funds’ assets and provides research, statistical and advisory services, and pays related office rental, executive expenses and executive salaries. The current fee for investment management and advisory services is based on the average daily net assets of the Funds at the annual rate of:

	Management Fee	Net of Adviser’s Voluntary Fee Waiver
Balanced	1.00%	N/A
Dividend Growth Fund Class I and Class S	1.00%	N/A
Global Dividend Growth Fund Class I and Class S	1.25%	N/A
Large Cap Growth	1.00%	N/A
Mid Cap Growth	1.25%	1.15%
Small Cap Growth	1.50%	N/A
International Growth	1.50%*	N/A
Developing Markets Growth	2.00%	N/A
*Effective November 1, 2010.

SIA is obligated to pay all of the Funds’ expenses (excluding extraordinary expenses, stock transfer taxes, interest, brokerage commissions, 12b-1 fees and other transaction charges relating to investing activities).

In addition to the annual management fees, the Class S shares of Global Dividend Growth and Dividend Growth Funds also have a 0.25% annual distribution (12b-1) fee, which is used to pay for distribution fees related to the sale and distribution of its shares.

The Adviser has agreed to limit the management fee of the Mid Cap Growth Fund to 1.15% for the period through December 31, 2010, and International Growth Fund to 1.50% for the period through October 31, 2010 of the Fund’s average daily net assets, respectively. The agreement for the International Growth Fund was terminated on October 31, 2010.

DECEMBER 31, 2010	65

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Six Months Ended December 31, 2010 (Continued)

Transactions with affiliates

The investment adviser, affiliates of the investment adviser, directors and officers of the Funds as a whole owned the following shares as of December 31, 2010:

	Shares	% Shares Outstanding
Balanced	201,434	28.7
Dividend Growth	591,855	4.1
Global Dividend Growth	255,040	64.9
Large Cap Growth	326,033	3.2
Mid Cap Growth	2,295,018	21.3
Small Cap Growth	619,840	33.6
International Growth	535,427	32.1
Developing Markets Growth	186,396	26.8

(5)	Capital Share Proceeds

The International Growth Fund expects to receive a settlement for approximately $229,242 from market timing settlements payable to the Fund for the fiscal year ended June 30, 2010. The Mid Cap Growth Fund, Small Cap Growth Fund and International Growth Fund expect to receive a settlement for approximately $2,188, $14,142 and $114,003, respectively from market timing settlements payable to the Funds for the period ended December 31, 2010. These amounts are separately reflected on the statements of changes in net assets and in the financial highlights.

(6)	Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no subsequent events that would require disclosure in or adjustments to the financial statements.

66	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2010 to December 31, 2010.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs (redemption fees) were included, your costs would have been higher.

Fund	Beginning Account Value (7/1/10)	Ending Account Value (12/31/10)	Expenses Paid During Period* (7/1/10- 12/31/10)
Balanced Fund
Actual	$1,000	$1,141.90	$5.40
Hypothetical	$1,000	$1,020.16	$5.09

Dividend Growth Fund
Actual
Class I	$1,000	$1,241.20	$5.65
Class S	$1,000	$1,240.60	$7.06
Hypothetical
Class I	$1,000	$1,020.16	$5.09
Class S	$1,000	$1,018.90	$6.36

Global Dividend Growth Fund
Actual
Class I	$1,000	$1,236.80	$7.05
Class S	$1,000	$1,235.80	$8.45
Hypothetical
Class I	$1,000	$1,018.90	$6.36
Class S	$1,000	$1,017.64	$7.63

Large Cap Growth
Actual	$1,000	$1,222.30	$5.60
Hypothetical	$1,000	$1,020.16	$5.09

Mid Cap Growth Fund
Actual	$1,000	$1,297.30	$6.66
Hypothetical	$1,000	$1,019.41	$5.85

Small Cap Growth Fund
Actual	$1,000	$1,270.80	$8.59
Hypothetical	$1,000	$1,017.64	$7.63

International Growth Fund
Actual	$1,000	$1,243.40	$8.48
Hypothetical	$1,000	$1,017.64	$7.63

Developing Markets Growth Fund
Actual	$1,000	$1,283.90	$11.51
Hypothetical	$1,000	$1,015.12	$10.16

*Expenses are equal to the Fund’s annualized expense ratio of 1.00%, for the Balanced, Dividend Growth, Class I and Large Cap Growth Funds; 1.25% for Dividend Growth Fund, Class S and Global Dividend Growth Fund, Class I; 1.50% for Global Dividend Growth, Class S, Small Cap Growth and International Growth Funds; 1.15% for Mid Cap Growth Fund; and 2.00% for Developing Markets Growth Fund, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period.)

DECEMBER 31, 2010	67

ADDITIONAL INFORMATION (Unaudited)

PROXY VOTING

Each fund follows certain policies and procedures for voting proxies for securities held in each portfolio. A description of the Funds’ proxy voting policies and procedures is available without charge upon request by calling the Funds at 1-800-332-5580.

Information regarding how each Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 is available without charge upon request by calling the Funds at 1-800-332-5580, and is available on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Funds file their complete schedules of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Qs are available without charge upon request by calling the Funds at 1-800-332-5580 and are available on the SEC’s website at www.sec.gov. In addition, the Funds’ Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

RE-APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS

At their joint meeting held on October 25, 2010 the Boards of Directors of the Sit Mutual Funds unanimously approved the continuation for another one year period the investment management agreements entered into by and between Sit Investment Associates, Inc. (“SIA”) and Sit Mid Cap Growth Fund, Inc. dated November 1, 1996; Sit Large Cap Growth Fund, Inc. dated November 1, 1996; and Sit Mutual Funds Inc., dated November 1, 1992; (the “Agreements”).

The Boards approved the Agreements after a lengthy discussion and consideration of various factors relating to the Boards’ selection of SIA as the investment adviser, and the Boards’ approval of the fees to be paid under the Agreements.

Investment Adviser Criteria. The Directors began their analysis by discussing their criteria for determining the quality of an investment adviser. The Directors’ noted that their analysis is similar to that used by institutional investors in evaluating and selecting investment advisers. The Directors discussed several factors used to determine the overall quality of an investment adviser and the nature, extent and quality of the services performed by SIA, including the following:

Investment Philosophy and Process. The Directors considered SIA’s philosophy of managing assets. With respect to equity securities, SIA identifies growth-oriented securities issued by companies with the potential for earnings growth at a faster rate than the general economy and market index. SIA believes that earnings growth is the primary determinant of superior long-term returns for equity securities, and invests in companies it believes exhibit above market and consistent growth as well as conservative and cyclical growth companies. SIA’s actively managed portfolios not only concentrate on the best growth opportunities but do so at reasonable valuation levels. The Directors determined that the Stock Funds’ investment objectives are consistent with SIA’s investment philosophy and growth style. The Directors reviewed the Stock Funds’ portfolio characteristics, and noted that SIA has consistently managed the Stock Funds in a growth style and the Directors found no indication of style drift away from growth stocks over market cycles. The Directors noted that in recent years during which growth stocks have generally under-performed relative to value stocks, many funds with a stated growth style objective actually strayed from the growth style and invested a portion of their portfolios in value stocks. This has been especially true with funds investing in international equity securities. In these instances, the Stock Funds may at times not rank favorably in comparisons with other funds investing in value stocks because the Stock Funds were disciplined in maintaining their growth style.

The Directors discussed SIA’s consistent and well-defined investment process. With respect to equity securities, SIA utilizes a team based top-down and bottom-up investment decision making process.

Investment Professionals. The Directors discussed the experience, knowledge and organizational stability of SIA and its investment professionals. The Directors noted that SIA’s senior professionals are actively involved in the investment process and have significant investment industry experience.

68	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

ADDITIONAL INFORMATION (Unaudited) (Continued)

The Directors discussed the depth of SIA’s investment staff. The Directors noted that SIA has over 30 investment professionals. Given the investment products offered by SIA and the assets under management, the Directors determined that SIA’s investment staff is well positioned to meet the current needs of its clients, including the Funds, and to accommodate growth in the number of clients and assets under management for the near future. The Directors concluded that the depth of the investment staff, and in particular senior management and investment analysts, is actually greater than the Funds currently require at their present asset size. The Directors noted that SIA has the resources of a $9.75 billion investment firm working for the benefit of the Fund shareholders.

Investment Performance. The Directors reviewed and discussed the Funds’ investment performance on an absolute and comparable basis for various periods as discussed below. The Directors noted that the investment performance of the Funds has generally been competitive with indices and other funds with similar investment styles as the Funds, such as equity growth funds.

Corporate Culture. The Directors discussed SIA’s corporate values to operate under the highest ethical and professional standards. SIA’s culture is set and practiced by senior management who insist that all professionals exhibit honesty and integrity. The Board noted that the firm’s values are evident in all of the services provided to the Funds.

Review of Specific Factors. The Directors continued their analysis by reviewing specific information on SIA and the Funds and specific terms of the Agreements, including the following.

Investment Performance. The Directors reviewed investment performance of each Fund for 1 month, 3 months, 6 months, year-to-date, 1 year, 5 years (as applicable), 10 years (as applicable) and since inception, both on an absolute basis and on a comparative basis to indices and mutual funds within the same investment categories. As noted above, the Directors concluded that the investment performance of the Funds has been competitive in relation to their stated objectives and strategies on a comparable basis with funds with similar objectives and strategies.

Fees and Expenses. The Directors noted that the Funds pay SIA a monthly fee and SIA is responsible for all of the Funds’ expenses, except fees paid under a distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 for Class S shares of Sit Dividend Growth Fund and Sit Global Dividend Growth Fund, interest, brokerage commissions and transaction charges and certain extraordinary expenses. The Directors reviewed fees paid in prior years (both before and after the voluntary waiver of fees by SIA with respect to the Mid Cap Growth Fund and International Growth Fund) and the fees to be paid under the Agreements. The Directors noted that under the Agreements, the fees paid with respect to the International Growth Fund will be equal to the fees paid previously net of the voluntary waiver of fees by SIA, and SIA will discontinue its voluntary waiver of fees with respect to the Mid Cap Growth Fund as of December 31, 2010.

The Directors reviewed the average and median expense ratios of mutual funds within the same investment category for each Fund. The Directors noted that each Fund’s total expense ratio compares favorably to the total expense ratios of other no-load funds within the Fund’s Morningstar category, and are lower than the average total expense ratio for the full Morningstar category. The Directors concluded that the fees paid by the Funds are reasonable and appropriate.

The Directors reviewed the extent to which the fees to be paid under the Agreements by each Fund may be affected by an increase in the Fund’s assets, which included reviewing each Fund’s current and historical assets and the likelihood and magnitude of future increases in the Fund’s assets. The Directors agreed that it is appropriate that the Funds benefit from improved economies of scale as the Funds’ assets increase. However, the Directors concluded that given the limited size of the Funds, negotiating a graduated fee structure for each Fund is unnecessary since it is unlikely that the size of the Funds will increase enough to justify a graduated fee schedule within the near future.

The Directors reviewed the expenses paid by SIA relating to the operations of the Funds, and SIA’s income with respect to the management of the Funds for the past two calendar years. The Directors concluded that the expenses paid were appropriate.

The Directors reviewed SIA’s investment advisory fee schedule for investment management services provided to other clients. The Directors compared the services provided to the Funds and other clients of SIA, and recognized that the Funds’ expenses are borne by SIA

DECEMBER 31, 2010	69

ADDITIONAL INFORMATION (Unaudited) (Continued)

except as noted above. The Directors concluded that the fees paid by the Funds in relation to the fees paid by other SIA clients were appropriate and reasonable. The Directors also concluded that SIA’s profit margin with respect to the management of the Funds was appropriate.

The Directors discussed the extent to which SIA receives benefits from the relationship with the Funds such as soft dollar arrangements by which brokers provide research services to SIA as a result of brokerage generated by the Funds. The Board concluded that any benefits SIA receives from its relationship with the Funds are well within industry norms and are reflected in the amount of the fees paid by the Funds to SIA and are appropriate and reasonable.

Non-Advisory Services. The Directors considered the quality of non-advisory services which SIA provides to the Funds (and their shareholders) and the quality and depth of SIA’s non-investment personnel who provide such services. Directors concluded that the level of such services and the quality and depth of such personnel are consistent with industry standards.

Finally, the Directors considered the compliance staff and the regulatory history of SIA and the Funds, and concluded that both are consistent with industry standards.

Based on these conclusions, without any single conclusion being dispositive, the Directors determined that renewal of the Agreements was in the interest of each Fund and its shareholders.

70	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Semi-Annual Report
December 31, 2010

INVESTMENT ADVISER
Sit Investment Associates, Inc.
3300 IDS Center
Minneapolis, MN 55402

CUSTODIAN
PFPC Trust Company
P. O. Box 9763
Providence, RI 02940

TRANSFER AGENT AND DISBURSING AGENT
BNY Mellon Investment Servicing (US) Inc.
P. O. Box 9763
Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
Minneapolis, MN

LEGAL COUNSEL
Dorsey & Whitney LLP
Minneapolis, MN

Sit Mutual Funds

1-800-332-5580
www.sitfunds.com

SIT 12-31-10STOCK

Item 2: Code of Ethics. Not applicable to Semi-Annual Report.

Item 3: Audit Committee Financial Expert. Not applicable to Semi-Annual Report.

Item 4: Principal Accountant Fees and Services. Not applicable to Semi-Annual Report.

Item 5: Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6: Schedule of Investments.

The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8: Portfolio Managers of Closed-End Management Companies.

Not applicable to open-end investment companies.

Item 9: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11: Controls and Procedures -

(a) Based on their evaluation of the Registrant’s Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant’s Chairman and Treasurer have determined that the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the filing Date, and that information required to be disclosed in the report is communicated to the Registrant’s management, as appropriate, to allow timely decisions regarding required disclosure.

b) There were no changes in the Registrant’s internal control over financial reporting as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12: Exhibits:

(a) The following exhibits are attached to this Form N-CSR:

(2) A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2) (certification required by Section 302 of the Sarbanes-Oxley Act of 2002).

(b) Certification required by Rule 30a-2(b) under the Act (certification required by Section 906 of the Sarbanes-Oxley Act of 2002).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sit Mid Cap Growth Fund, Inc.

By (Signature and Title)	/s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer
Date February 24, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer
Date February 24, 2011

By (Signature and Title)	/s/ Roger J. Sit
Roger J. Sit
Chairman
Date February 24, 2011